SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

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                                  ASA Limitied
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                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
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

                                   ASA LIMITED

                                  PADDOCK VIEW
                               36 WIERDA ROAD WEST
                           SANDTON 2196, SOUTH AFRICA

                                                                January 10, 2001

Dear ASA Shareholder:

      At the Annual Meeting of Shareholders to be held on February 15, 2001, your Board of Directors is asking you to vote on revisions to ASA's investment policies and conforming changes to ASA's corporate documents, its Articles of Association and By-Laws. These revisions are designed to respond to consolidation taking place in the gold mining industry. Your participation in the voting process is important no matter how many shares you hold.

      Gold producers are becoming fewer, larger and more internationally focused. This has been particularly true with respect to South African companies. This new focus reflects the end of South Africa's economic isolation and the desire of its gold mining companies to expand exploration and production globally.

      We intend to continue our emphasis on companies involved in the mining of gold and other precious metals and minerals, such as diamonds and platinum. Although we continue to invest in South Africa, exploration and development today is occurring primarily in other countries throughout the world. The ability to globalize our Company's investment portfolio provides us with the opportunity to extend the life of our underlying gold investments and enhance our long term viability and growth.

      Your Board believes that it is in the best interest of your Company for you to approve the proposals described in detail in the enclosed proxy statement. I urge you to consider and vote on these very important matters. The Board of Directors unanimously recommends that you vote "FOR" all the proposals.

      In order to make sure that your vote is represented, please indicate your vote on the enclosed proxy card, date and sign it, and return it in the enclosed postage-paid envelope regardless of whether or not you plan to attend the meeting. If you do attend the meeting, you may revoke your proxy at the meeting and vote in person.

      If you have any questions about the documents mailed to you or need assistance in voting your shares, please call our proxy solicitor, D.F. King & Co., Inc. toll free at 1-800-347-4750.

                                          Sincerely,

                                          ROBERT J.A. IRWIN
                                          Chairman of the Board

                                   ASA LIMITED

                                  PADDOCK VIEW
                               36 WIERDA ROAD WEST
                           SANDTON 2196, SOUTH AFRICA

                              --------------------

                    Notice of Annual Meeting of Shareholders

                              --------------------

      NOTICE IS HEREBY GIVEN that the Annual Meeting (the Meeting) of Shareholders of ASA LIMITED (the Company) will be held on February 15, 2001, at 10:00 a.m., New York City time, at the Park Lane Hotel, New York, NY, USA, for the purpose of considering and acting upon the following business:

            1. To elect the Company's Board of Directors.

            2. To adopt a Special Resolution amending and restating the Company's Articles of Association, which resolution is required by law to be stated in full and which is as follows:

                  RESOLVED, as a Special Resolution, that the Articles of Association be amended and restated as indicated in Exhibit C to this Notice of Annual Meeting of Shareholders.

                  The reasons for, and the effect of, the Special Resolution are set out in the attached Proxy Statement, which statement shall be deemed to form part of this notice.

            3. To change the Company's subclassification under the Investment Company Act of 1940 from a diversified to a non-diversified company and eliminate fundamental investment restrictions related thereto.

            4. To eliminate one of the Company's fundamental investment restrictions concerning the concentration of its investments and amend another.

            5. To ratify the selection of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending November 30, 2001.

            6. Such other business as may properly come before the Meeting or any adjournment thereof.

                                        ROBERT J.A. IRWIN
                                             Chairman of the Board and Treasurer

January 10, 2001

      Each shareholder entitled to vote at the Meeting is entitled to appoint one or more proxies, who need not be shareholders, to attend the Meeting and to vote and speak on his or her behalf. It is important that your shares be represented at the Meeting in person or by proxy; whether or not you expect to attend the Meeting, please date, sign and indicate voting instructions on the accompanying proxy and mail it promptly in the enclosed addressed envelope. Any shareholder who submits a completed proxy form is entitled to attend the Meeting and to vote in person, should that shareholder decide to do so.

                                 Proxy Statement

                                 ---------------

                     Solicitation and Revocation of Proxies

      The enclosed proxy is solicited by the Board of Directors of ASA LIMITED (the Company) for use at an Annual Meeting of the Company's shareholders (the Meeting) to be held on February 15, 2001. The proxy may be revoked by the shareholder at any time prior to its use at the Meeting by an instrument in writing delivered to the United States Secretary, c/o LGN Associates, P.O. Box 269, 140 Columbia Turnpike, Florham Park, N.J. 07932 or delivered to him at the Meeting.

      The expense of preparing, assembling, printing and mailing the form of proxy and the material used for the solicitation of proxies will be paid by the Company. In addition to the solicitation of proxies by use of the mails, the Company will retain D.F. King & Co., Inc., New York, NY, to aid in the solicitation of proxies. Such solicitation will be by mail and telephone. For these services the Company will pay D.F. King & Co., Inc. a fee, plus reimbursement of its out-of-pocket expenses and disbursements, estimated in the aggregate at approximately $35,000. The Company will also reimburse brokers, nominees and fiduciaries who are record owners of shares of the Company for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of such shares. The approximate mailing date of the proxy statement and form of the proxy will be January 12, 2001.

                              Voting at the Meeting

      Only shareholders of record at the close of business on February 8, 2001 will be entitled to vote except that a person who at least 48 hours before the meeting satisfies the directors that he has the right to transfer shares into his name in consequence of the death or bankruptcy of any shareholder of record shall be entitled to vote such shares. Proof of any such right should be presented to the United States Secretary, c/o LGN Associates, P.O. Box 269, 140 Columbia Turnpike, Florham Park, NJ 07932. There are 9,600,000 shares of the Company outstanding, each of which is entitled to one vote. Each valid proxy received in time will be voted at the Meeting in favor of each proposal except as contrary instructions are indicated, in which event such instructions will be followed.

      The Company knows of one beneficial owner who owns more than five percent of the Company's outstanding shares.

--------------------------------------------------------------------------------
    Name and address of                       Amount and nature         Percent
    beneficial owner(s)                 of beneficial ownership(1)(2)   of class
--------------------------------------------------------------------------------
President and Fellows of Harvard College          505,404                 5.3%
c/o Harvard Management Co., Inc.
       600 Atlantic Avenue
       Boston, MA 02110
--------------------------------------------------------------------------------

----------
(1)   Number of shares beneficially owned as of November 30, 2000.

(2) The President and Fellows of Harvard College have sole voting and dispositive power with respect to the shares.

      The Company's Annual Report for the fiscal year ended November 30, 2000, including financial statements, accompanies this proxy statement and will also be mailed to each person who becomes a registered shareholder of the Company on or before February 8, 2001.

                                     Quorum

      The Company's organizational documents provide that the presence at a shareholder meeting, in person or by proxy of holders of a majority of the shares of the Company then issued and outstanding and entitled to vote constitutes a quorum at all general meetings. In addition, the South African Companies Act No. 61 of 1973 (the Companies Act) requires that three shareholders entitled to vote at the meeting be present personally to constitute a quorum. Thus, the Meeting cannot take place on its scheduled date if less than a majority of the outstanding shares entitled to vote are represented or if three such shareholders are not present personally. If, within half an hour from the time scheduled for the Meeting, a quorum of shareholders is not present, the meeting shall stand adjourned to the same day the next week at the same time and place, or to such other day, time and place as the directors may by notice to the shareholders appoint. If a quorum is present but sufficient votes in favor of any of the items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further soliciting of proxies from the Company's shareholders. Any such adjournment will require the affirmative vote of the holders of a majority of the shares that are represented (in person or by proxy) at the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the shareholders.

      In tallying shareholder votes, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting, and will be counted as "votes cast", for purposes of Proposals No. 2, No. 3, and No. 4.

                             Currency Exchange Rates

      The Company is a South African company and its only office is located in South Africa. Its accounts are maintained and most of its transactions are effected in rand, the currency of the Republic of South Africa. Rand amounts are, therefore, used in this proxy statement except for payments made in United States dollars. Dollar figures in parentheses are dollar equivalents of rand amounts at the exchange rates in effect at the time of the transactions. The official exchange rate floats under supervision of the South African Reserve Bank. On November 30, 2000 the official exchange rate was R7.71 to the dollar ($0.13 to the rand). For a fuller discussion of the effect of fluctuations in the currency exchange rate, see the Company's Annual Report for 2000 enclosed with this proxy statement.

                        Proposal 1: Election of Directors

      Unless contrary instructions are given, the persons named in the enclosed proxy will vote such proxy for the election of the nominees listed below to serve as directors of the Company until the next Annual Meeting of Shareholders. Each nominee was elected to serve as a director of the Company at the Annual Meeting of Shareholders held on February 4, 2000. Each nominee has consented to serve if elected. In the event that any of the nominees is unable or declines to serve as a director, an event which the management of the Company does not anticipate, proxies may be voted at the meeting for the election of another person in his stead. Each director's age is indicated in parentheses after his name. Except as otherwise indicated, each nominee's principal occupation has been his principal occupation for at least the last five years and share ownership is his beneficial ownership of the Company's shares as of November 30, 2000.

      Robert J. A. Irwin* (73) .........  Mr. Irwin has served as Chairman of the Board since 1993 and Treasurer
                                          since February 1999 and as a director
                                          since February 1987. He served as
                                          Deputy Chairman of the Company from
                                          February 1989 to February 1993. He is
                                          a former director of Niagara Share
                                          Corporation (1972-1995), St. Joe Paper
                                          Co. (1990-1994) and former Advisory
                                          Director of M&T Bank Corporation and
                                          Manufacturers and Traders Trust
                                          Company (1983-April 1999). He is also
                                          a member of the board of a number of
                                          non-profit organizations, including
                                          the University of Cape Town Fund, Inc.
                                          and the St. Barnabas (Johannesburg)
                                          College Fund, Inc. He owned 2,200
                                          shares of the Company, including 142
                                          shares owned by his wife.

      Henry R. Breck (63) ..............  Mr. Breck has served as a director of the Company since February 1996 and
                                          Assistant Treasurer from February 1999
                                          to February 2000 and United States
                                          Secretary from August 1997 to February
                                          1999. He served previously as a
                                          director from February 1981 to August
                                          1989. He is Chairman and a director of
                                          Ark Asset Management Co., Inc., a
                                          registered investment adviser, and a
                                          director of Butler Capital Corp. He
                                          owned 1,000 shares of the Company.

      Harry M. Conger (70) .............  Mr. Conger has served as a director of the Company since January 1984. He is
                                          Chairman and CEO Emeritus of Homestake
                                          Mining Company. He is also a director
                                          of Apex Silver Mines, a silver mining
                                          company, and Pacific Gas & Electric
                                          Company, a utility company, and a
                                          Trustee of the California Institute of
                                          Technology. Until 1998 he was a
                                          director of Baker, Hughes and CalMat
                                          Company. He owned 1,100 shares of the
                                          Company.

      Chester A. Crocker* (59) .........  Mr. Crocker has served as a director of the Company since February 1996 and
                                          United States Secretary since February
                                          1999. He is a James R. Schlesinger
                                          Professor of Strategic Studies, School
                                          of Foreign Service, Georgetown
                                          University and Chairman of United
                                          States Institute of Peace; President,
                                          Crocker Group (consultants). He is
                                          also a director of Ashanti Goldfields,
                                          Ltd. He owned 400 shares of the
                                          Company.

      Joseph C. Farrell (65) ...........  Mr. Farrell has served as a director of the Company since February 1999. He
                                          was Chairman, President and CEO of The
                                          Pittston Company from September 1991
                                          until his retirement in February 1998.
                                          He is a director of Universal
                                          Corporation and various non-profit
                                          organizations. He owned 1,000 shares
                                          of the Company.

      James G. Inglis (56) .............  Mr. Inglis has served as a director of the Company since May 1998. He has
                                          been the Executive Director of
                                          Melville Douglas Investment Management
                                          (Pty) Ltd. since 1997, and prior
                                          thereto he was the Managing Director
                                          of Liberty Asset Management Limited,
                                          an investment manager. He also serves
                                          on the Investment Committees of a
                                          number of charitable funds and is a
                                          Trustee of the Independent Schools
                                          Pension Fund. As a resident of South
                                          Africa he is prevented by the
                                          Company's Articles of Association from
                                          owning any shares of the Company.

      Ronald L. McCarthy* (67) .........  Mr. McCarthy has served as a director of the Company since February 1988 and
                                          as a Managing Director of the Company
                                          since that date. As a resident of
                                          South Africa he is prevented by the
                                          Company's Articles of Association from
                                          owning any shares of the Company.

      Malcolm W. MacNaught (63) ........  Mr. MacNaught has served as a director of the Company since February 1998. He
                                          is a director of Lion Selection Group
                                          Ltd, a Pooled Development Fund for the
                                          benefit of Australian mining companies
                                          and Meridian Gold Corporation. He was
                                          a Vice President and Portfolio Manager
                                          at Fidelity Investments and retired in
                                          October 1996. He owned 1,500 shares of
                                          the Company.

      Robert A. Pilkington (55) ........  Mr. Pilkington has served as a director of the Company since 1979. He
                                          is an investment banker and since 1985
                                          a Managing Director of UBS Warburg LLC
                                          or predecessor companies. He is a
                                          director of Avocet Mining PLC. He
                                          owned 3,000 shares of the Company.

      A. Michael Rosholt (80) ..........  Mr. Rosholt has served as a director of the Company since 1982. He was
                                          Chairman of Barlow Rand Limited
                                          (financial, industrial and mining
                                          corporation) through 1990. He is
                                          Chairman of the National Business
                                          Initiative (South Africa), a
                                          non-profit organization. As a resident
                                          of South Africa he is prevented by the
                                          Company's Articles of Association from
                                          owning any shares of the Company.

----------
*An "interested person" of the Company, as such term is defined in the Investment Company Act of 1940, by reason of being an officer of the Company.

      The total number of shares of the Company owned by officers and directors of the Company on November 30, 2000 was 10,200, which constituted less than 1% of the Company's outstanding shares.

      Required Vote: The election of Directors requires the affirmative vote of a majority of the shares represented at the meeting.

The Directors unanimously recommend that you vote FOR Proposal No. 1.

      The Board has an Audit Committee, a Compensation Committee and an Ethics Committee, but does not have a Nominating Committee. The Audit Committee acts pursuant to a written charter and is responsible for overseeing the Company's accounting and financial reporting policies, practices and internal controls. The Board has adopted a written charter for the Audit Committee that is attached as Exhibit A. The Audit Committee currently consists of Messrs. MacNaught (Chairman), Conger and Farrell. Messrs. MacNaught, Conger and Farrell are all independent as defined in Section 303.01 of the NYSE's listing standards. The Audit Committee's duties are, (a) to review the financial and accounting policies of the Company, including internal accounting control procedures, and to review reports prepared by the Company's independent accountants; (b) to review and recommend approval or disapproval of audit services and the fees charged for the services; (c) to evaluate the independence of the independent accountants and to recommend whether to retain the independent accountants for the next fiscal year; and (d) to report to the Board and make such recommendations as it deems necessary. The Audit Committee met between the Company's fiscal year end and the record date to review the audited financial statements of the Company. Attached as Exhibit B is a copy of the Audit Committee's Report with respect to the audited financial statements. All members of the Audit Committee attended that meeting.

      The current members of the Compensation Committee are Messrs. Conger (Chairman), Inglis, Pilkington and Rosholt. The function of the Compensation Committee is to make recommendations regarding the salaries of officers of the Company. The current members of the Ethics Committee are Farrell (Chairman), Crocker and Pilkington. The function of the Ethics Committee is to ensure compliance by the directors and access persons with the Company's Code of Ethics and Rule 17j-l under the Investment Company Act of 1940 (the 1940 Act).

      During the fiscal year ended November 30, 2000 there were five meetings of the Board of Directors, three meetings of the Audit Committee, one meeting of the Compensation Committee and four meetings of the Ethics Committee. All the directors attended more than 75% of the meetings.

                               Executive Officers

      The current executive officers of the Company are Mr. Irwin, who has been Chairman of the Board since February 1993 and Treasurer since February 1999, Mr. McCarthy, who has been Managing Director since November 1988, Mr. Crocker who has been United States Secretary since February 1999 and Dana L. Platt who has been Vice President since December 2000 and Assistant Secretary since February 2000. Executive Officers are elected at the first Board of Directors' meeting after each annual meeting of shareholders to serve for the ensuing year.

                Compliance with Section 16(a) of the Exchange Act

      The Company does not know of any person who was a director, officer or beneficial owner of more than 10 percent of the Company's shares who failed to file on a timely basis, during the fiscal year ended November 30, 2000, reports required by Section 16(a) of the Securities Exchange Act of 1934.

                             South African Secretary

      The South African Secretary of the Company is Ranquin Associates, Paddock View, 36 Wierda Road West, Sandton 2196, South Africa, which has served in such capacity since February 1990. The principal of Ranquin Associates is Mr. McCarthy's son, an independent Certified Financial Accountant engaged in public practice. Ranquin Associates received a fee from the Company of R582 825 ($86,653) in the fiscal year ended November 30, 2000. In addition, Ranquin Associates and an affiliated entity paid the Company R95 908 ($14,102) for rental of office space. Ranquin Associates received reimbursement from the Company of R50 286 ($7,468) for shared expenses (including salaries) of operating the office.

                              ASA Educational Trust

      The ASA Educational Trust (the Trust) was formed by a Deed of Trust between the Company and the Trust in February 1988. The purpose of the Trust is to assist in the education and training of students in South Africa through the granting of scholarships, bursaries and/or stipends for use at institutions for secondary and tertiary education.

      During the fiscal year ended November 30, 2000, the Company contributed R400 000 ($51,680) to the Trust.

                          Director/Officer Compensation

      Each non-South African director receives an annual fee of $15,000 for his services as a director and a fee of $1,000 for each Board meeting that he attends. Each South African director receives the rand equivalent of $15,000 (approximately R115 650 based upon the current exchange rate of R7.71 to the dollar as of November 30, 2000) as an annual fee for his services as a director and the rand equivalent of $2,000 (R15 420 based on the same exchange rate) for each Board meeting that he attends. In addition, directors receive a committee meeting fee of $1,000 for each meeting attended during the year. The Company pays to any retired director who served as a director for at least twelve years an annual retainer equal to 75% of the annual directors' fee from time to time in effect. Directors retiring after attaining the age of 70 are entitled to such retainer for life; directors retiring prior to attaining such age for the lesser of life or the number of years they served as a director.

      A summary of the compensation and benefits for the directors, and for each of the officers having aggregate compensation from the Company for the fiscal year ended November 30, 2000 in excess of $60,000, is shown below. Compensation and benefits payable in rand are shown with United State dollar equivalents. Reference is made to the information under "Currency Exchange Rates" on page 3 of this proxy statement for information concerning currency exchange rates between the South African rand and the United States dollar.

                                                       Pension or
                                                       Retirement
                                                        Benefits        Estimated        Total
                                       Aggregate       Accrued As        Annual       Compensation
                                     Compensation       Part of         Benefits      From Company
Name of Person                          from            Company           Upon         Paid for
& Position                             Company         Expenses(1)     Retirement(2)   Directors
--------------                       ------------      -----------     -------------  ------------
Robert J. A. Irwin,                    $154,000         $26,125         $39,375         $19,000
 Chairman, Chief Executive
 Officer, Treasurer and Director

Wesley A. Stanger, Jr.,                      --              --         $43,754              --
 Director Emeritus

Ronald L. McCarthy,                    R561,143              --         R86,750        R176,645
 Managing Director and                 ($81,413)                       ($11,250)       ($25,000)
 Director

Chester A. Crocker,                     $23,000              --         $11,250         $23,000
 United States Secretary
 and Director

Henry R. Breck,                         $20,000              --         $11,250         $20,000
 Director

Harry M. Conger,                        $23,000              --         $11,250         $23,000
 Director

Joseph C. Farrell,                      $26,000              --         $11,250         $26,000
 Director

James G. Inglis,                       R185,003              --         R86,750        R185,003
 Director                              ($26,000)                       ($11,250)       ($26,000)

Malcolm W. MacNaught,                   $22,000              --         $11,250         $22,000
 Director

Robert A. Pilkington,                   $26,000              --         $11,250         $26,000
 Director

A. Michael Rosholt,                    R184,485              --         R86,750        R184,485
 Director                              ($26,000)                       ($11,250)       ($26,000)

----------
(1) The amount shown is the amount payable under an annuity policy for the benefit of Mr. Irwin purchased by the Company in fiscal 1993 at an annual cost to the Company of $25,000 per year for five years. Effective May 1, 1999 the annual cost to the Company was increased to $28,125 year.

(2) All directors qualify to receive retirement benefits if they have served the Company for at least twelve years prior to retirement. The amount shown for each director is the total benefits which are or would be payable to such person assuming such director had served twelve years as of November 30, 2000. The amounts shown for Messrs. Irwin and Stanger include the retirement benefits payable to them as directors and the amounts paid or payable to them under the annuity contracts purchased for their benefit by the Company (see (1) above).

Proposal 2: To adopt a Special Resolution Amending and Restating the Company's Articles of Association.

      As discussed below, certain provisions of the Company's Articles of Association (the Articles) are inconsistent with other provisions of the Articles or are now inconsistent with or are no longer required by the 1940 Act or the Companies Act. This causes undue confusion and uncertainty in corporate governance and may delay or prevent the Company from taking necessary corporate actions in a timely manner.

      The Board has approved, subject to shareholder approval, amending and restating the Articles as shown in the attached Exhibit C. The Board believes that the proposed Amended and Restated Articles will allow the Company to respond more efficiently to legal, regulatory and economic changes in countries in which the Company invests and will increase shareholder participation in corporate governance of the Company.

      Material changes to the Articles are discussed below.

A. To Amend the Company's Voting Requirement for a Special Resolution.

      The Articles provide that the Company may not create new shares, reduce its capital, voluntarily dissolve, reorganize or merge with another company, or amend the Articles except by Special Resolution. Section 62(1) of the Companies Act provides that a company may by "special resolution" amend its articles of association, provided such special resolution is passed in accordance with the requirements of the Companies Act.

      Pursuant to Section 199(1) of the Companies Act a resolution shall be a special resolution if at a general meeting of which not less than twenty-one clear days' notice has been given specifying the intention to propose the resolution as a special resolution, the terms and effects of the resolution and the reasons for it, and at which (1) members holding in the aggregate not less than one fourth of the total votes of all members entitled to vote thereat, are present in person or by proxy; or (2) in the case of a company limited by guarantee, not less than one fourth of the members entitled to vote thereat are present in person or by proxy, the resolution has been passed, on a show of hands, by not less than three-fourths of the number of members of the company entitled to vote on a show of hands at the meeting who are present in person or by proxy or, where a poll has been demanded, by not less than three-fourths of the total votes to which members present in person or by proxy are entitled.

      The Board has approved, subject to shareholder approval, amending the last sentence of Article 18 as follows:

            A Special Resolution for the purposes of these Articles is a Special Resolution as defined in the Companies Act.

B. To Amend the Articles to Permit Electronic Appointment of Proxies.

      Article 39 provides that shareholder proxies must be "in writing under the hand of the person granting such proxy." Methods of proxy solicitation have changed a great deal in recent years. As a result, proxies now often are solicited and appointed via telephone, facsimile, computer and other electronic methods (Electronic Appointment). Electronic Appointment saves an investment company time and money because the company may use less expensive and time-consuming methods to solicit and count proxies. In addition, a company is more likely to obtain a quorum with the initial proxy solicitation because shareholders find it easier to respond electronically. This saves the company the cost of subsequent solicitations.

      South African corporate law is silent on the issue of whether Electronic Appointment is permissible. However, South African courts frequently rely on English law and there is English precedent for the proposition that a shareholders meeting conducted using modern technology will not be invalidated merely because such technology was not foreseen at the time the statutory requirements for meetings were laid down.

      The Board has approved, subject to shareholder approval, amending Article 39 as follows:

            Members may vote in person or by proxy. An instrument appointing a proxy need not bear a handwritten signature of the member, but may be an instrument created by electronic or other means, including, but not limited to, electronic mail or facsimile. A member may also, by means of an instrument created in any manner aforesaid, authorise a proxy appointed by that member to substitute or authorise another person to attend, speak and vote at a meeting in that member's stead and the exercise of such authority may be evidenced by any instrument created in any of the ways in which the instrument whereby a member appoints a proxy may be created. If the member is a company or corporation, the instrument appointing the proxy may be in the form of a resolution of the board of that company or corporation, certified by the chairman or secretary thereof. The holder of a power of attorney from a member may, if so authorized by the power of attorney, attend, speak and vote at any meeting of the Company in that member's stead, or may appoint a proxy to do so. While these Articles confer the right to attend, speak and vote at a meeting only upon a member, a proxy appointed by such member, such member's duly authorized representative or a proxy authorized or substituted by the member's proxy or duly authorized representative as aforesaid, nothing in these Articles shall be construed as precluding such persons from carrying out the instructions, communicated telephonically or in any other way whatsoever, of a beneficial owner of the shares in the Company.

C. To Delete Provisions Applicable to the Company prior to March 31, 1959.

      The last paragraph of Sub-Article 10.1 provides that the Company may operate as a non-diversified management company within the meaning of the 1940 Act during any period before the close of business on March 31, 1959. This provision in the Articles is no longer relevant and accordingly the Board has approved, subject to shareholder approval, amending Sub-Article 10.1 by deleting the last paragraph of such Article, as indicated in Exhibit C.

D. To Amend Provisions Concerning Amendments to Fundamental Investment Policies.

      Sub-Article 10.2 provides that the Company cannot change from a diversified to a non-diversified company or deviate from any fundamental investment policy "unless authorized by a vote of a majority of its members." A "member" essentially is a record holder, which includes nominee holders representing the interests of numerous beneficial owners. Historically, South African law required a majority vote of members in order to amend a fundamental policy. This is no longer required. Accordingly, the proposed amendment to Sub-Article 10.2 would clarify the appropriate vote under the 1940 Act that is currently applicable to approve changes in fundamental policies.

      Under the 1940 Act a fundamental investment policy may be changed upon approval of the lesser of (1) more than 50% of the outstanding voting securities of the Company; or (2) 67% or more of the outstanding voting securities of the Company at a shareholders meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy. In each case the 1940 Act measures the number of shares held by a shareholder, rather than the number of shareholders in the Company. Further, the 1940 Act provides record owners with one vote for each share held. Under Sub-Article 10.2, each member would get one vote regardless of how many or how few shares they represented. Sub-Article 10.2 would also raise practical difficulties because U.S. proxy services would need to employ special procedures to count a vote by member.

      The Board has approved, subject to shareholder approval, amending the first paragraph of Sub-Article 10.2 as follows:

            When and so long as the Company shall be registered under the Investment Company Act, unless authorized by a vote of the lesser of
            (1) more than 50% of the outstanding voting securities of the Company; or (2) 67% or more of the outstanding voting securities of the Company at a shareholders meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, the Company shall not:

E. To Change Certain Corporate Operating Policies and Procedures to Conform with the 1940 Act and the Companies Act.

      Several Articles refer generally to the Companies Act Number 46 of 1926 (the 1926 Act) or to specific sections of the 1926 Act. The 1926 Act has been replaced by the Companies Act No. 61 of 1973 (the Companies Act). The references to the 1926 Act now are incorrect. The Board has approved, subject to shareholder approval, amending Articles which refer to the 1926 Act or specific parts of the 1926 Act to refer generally to the Companies Act, as amended or substituted from time to time. Such amendments are indicated in Exhibit C.

      Certain other Articles stipulate procedures required by the Companies Act or the 1940 Act. However, these Articles do not conform to the current requirements of the Companies Act or the 1940 Act. The Board has approved, subject to shareholder approval, amending the following Articles to conform to the current requirements of the Companies Act and the 1940 Act.

      Article 28 provides that the quorum for a general shareholders meeting of the Company is "a majority of the shares then issued and outstanding and entitled to vote, present in person or represented by proxy." Section 190 of the Companies Act requires that the minimum quorum for a shareholders meeting is three members entitled to vote present in person. A corporation which is a member may be present by a representative. The Board has approved, subject to shareholder approval, amending Article 28 to conform to the current Companies Act requirement, as indicated in Exhibit C.

      Sub-Article 6.2(b)(1) provides that the Board must select the independent accountant thirty days before or after the beginning of the fiscal year. However, the 1940 Act provides additional flexibility by allowing the Board to select the accountant "before the annual meeting of stockholders in that year." Sub-Article 6.2(b)(2) provides that the Board may fill a vacancy of the independent accountant. The 1940 Act requires that this vacancy be filled subject to vote of a majority of the disinterested directors, cast in person at a meeting called for the purpose. The Board has approved, subject to shareholder approval, amending Sub-Article 6.2(b) to conform to 1940 Act requirements, as indicated in Exhibit C.

      Sub-Article 7.1 sets forth certain requirements regarding custody of the Company's assets. These requirements reflect certain requirements of the 1940 Act, as well as certain requirements under an exemptive order issued by the Securities and Exchange Commission (the SEC) to the Company. In 2000, the SEC issued an amended order allowing the Company greater flexibility in using foreign subcustodians. The Board has approved, subject to shareholder approval, amending Sub-Article 7.1, as indicated in Exhibit C, to reflect the terms of the 2000 order and to provide for flexibility in custody arrangements to the extent that the SEC amends the 2000 order, as indicated in Exhibit C.

      Sub-Article 11.1(4) provides that an investment advisory agreement will automatically terminate upon assignment by the investment adviser. The 1940 Act stipulates that an investment advisory agreement must provide for its automatic termination in the event of its assignment. The 1940 Act does not specify assignment by the investment adviser. The Board has approved, subject to shareholder approval, amending Sub-Article 11.1(4) to conform to 1940 Act requirement.

Required Vote: Approval of Proposal No. 2 requires the affirmative vote of (1) not less than three-fourths of the number of members of the company entitled to vote on a show of hands at the meeting who are present in person or by proxy or
(2) where a poll has been demanded, not less than three-fourths of the total votes to which members present in person or by proxy are entitled.

The Directors unanimously recommend that you vote FOR Proposal No. 2. If shareholders pass the Special Resolution required to implement Proposal No. 2 (Special Resolution), the amendments to the Articles will become effective upon the registration by the Company Registrar in South Africa of the Special Resolution. If Proposal No. 2 is not approved, the Company's current Articles will remain unchanged.

                   General Information About Proposals 3 and 4

      The Company is subject to two types of investment policies. The first type of investment policy is called a "fundamental" policy, which can only be changed by a vote of shareholders. The second type of investment policy is called a non-fundamental policy, which can be changed by a vote of a majority of the Board of Directors. In other words, the changing of a non-fundamental investment policy does not require a shareholder vote.

      Currently, the Company is subject to a number of fundamental policies relating to the diversification of its portfolio and its concentration of investments in certain issuers. These existing policies are described in Proposals 3 and 4 below. As discussed in greater detail below, to enable the Company to more effectively respond to consolidation in the gold mining industry, the Board of Directors has recommended that shareholders approve the amendment or elimination of these policies. If shareholders approve all of the proposed changes to the fundamental policies, the changes would become "new fundamental policies" and would not be able to be changed in the future without shareholder approval.

      As described in Proposal 3, the proposed changes to the Company's existing fundamental policies on the amount the Company may invest in the securities of a single issuer will give the Company greater investment flexibility. However, if Sub-Proposals 3A, 3B and 3C are approved by shareholders, the Board will adopt a non-fundamental investment restriction requiring the Company's portfolio to maintain a certain level of diversification. This non-fundamental investment restriction is described at the beginning of Proposal 3. Because it is non-fundamental, it may be changed by a vote of the Board of Directors (i.e., without shareholder approval).

   Proposal 3: To Change the Company's Subclassification under the Investment
    Company Act of 1940 from a Diversified to a Non-diversified Company and
         Eliminate Fundamental Investment Restrictions Related Thereto.
     (This Proposal involves separate votes on Sub-Proposals 3A, 3B and 3C.)

      The Company is currently subject to a number of restrictions concerning the amount in which it may invest in the securities of a single issuer. These restrictions are described in the Sub-Proposals set forth below. Recent consolidation in the gold mining industry, however, has reduced the number of issuers in which the Company may invest. Given this reduction in issuers, the Board believes the Company should have greater flexibility to invest a greater percentage of its assets in more than one issuer.

      Provided that shareholders approve all of the proposed changes in Sub-Proposals 3A, 3B and 3C, the Board has approved that the Company operate under the following non-fundamental investment restriction:

            The Company shall not purchase a security if, at the time of purchase, more than 20% of the value of its total assets would be invested in securities of that issuer.

      If the Sub-Proposals are adopted, this non-fundamental investment restriction could be changed only by a vote of a majority of the Company's Board of Directors, i.e. shareholder approval is not required to change a non-fundamental investment restriction. As a result, the Board could permit the Company to invest a higher percentage of its assets in the securities of a single issuer.

      Sub-Proposal 3A: To Change the Company's Subclassification under the
             Investment Company Act of 1940 from a Diversified to a
                            Non-diversified Company.

      The Company currently operates as a diversified fund for purposes of the 1940 Act. Pursuant to the 1940 Act, a diversified fund may not purchase securities of any one issuer, if as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to these limitations (the 25% Exception).

      Pursuant to the 1940 Act, a non-diversified fund is any fund other than a diversified fund. The Board has approved, subject to shareholder approval, changing the Company from a diversified to a non-diversified fund for purposes of the 1940 Act. The proposed change would provide the Company with greater flexibility to invest more than 5% of its assets in issuers without being limited by the 25% Exception. Although the 1940 Act does not place any investment limits on a non-diversified fund, the Board has approved the non-fundamental 20% restriction set forth above which would become effective if this proposal is approved.

      Sub-Proposal 3B: To Eliminate the Fundamental Investment Restriction Concerning the Percentage of Assets which the Company May Invest in the
                          Securities of any One Issuer.

      The Company is currently subject to the following fundamental investment restriction:

            (9) The Percentage of its Assets which Registrant may Invest in the Securities of any one Issuer. It is the policy of Registrant not to purchase the securities of any issuer if immediately after and as a result of such purchase the market value of such securities, and all other securities of the same issuer owned by Registrant, shall exceed 20% of the value of Registrant's total assets, determined in such manner as may be approved by the Board of Directors of Registrant and applied on a consistent basis (subject to the limitations of Section 2(a)(41) of the Investment Company Act of 1940), except securities issued or guaranteed by the Government of the Republic of South Africa or any instrumentality thereof; provided, however, that Registrant may not purchase the securities of any issuer if immediately after and as a result of such purchase the market value of such securities, and all other securities of the same issuer owned by Registrant, shall exceed 10% of the value of Registrant's total assets, so determined, if either (a) such purchase will result in more than 40% of the value of Registrant's total assets consisting of investments in companies each of which investments exceeds 10% of the value of Registrant's total assets or (b) such 40% limitation is already exceeded.

      For the reasons discussed above, the Board has approved, subject to shareholder approval, the elimination of the foregoing restriction.

      Sub-Proposal 3C: To Eliminate the Fundamental Investment Restriction Concerning the Percentage of Voting Securities of any one Issuer which the
                              Company May Acquire.

      The Company is currently subject to the following fundamental investment restriction:

            (10) The Percentage of Voting Securities of any one Issuer which Registrant May Acquire. It is the policy of Registrant not to purchase securities of any issuer if immediately after and as a result of such purchase Registrant shall own more than 10% of any class of outstanding securities of such issuer, except securities issued or guaranteed by the Government of the Republic of South Africa or any instrumentality thereof.

      For the reasons discussed above, the Board has approved, subject to shareholder approval, the elimination of the foregoing restriction.

Required Vote: Approval of each Sub-Proposal requires the affirmative vote of holders of a majority of the Company's outstanding voting securities, which under the 1940 Act means the vote of: (1) more than 50% of the outstanding voting securities of the Company; or (2) 67% or more of the voting securities of the Company present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at the Meeting, whichever is less. In addition, approval of each Sub-Proposal requires the affirmative vote of holders of a majority of shares represented at the Meeting.

The Directors unanimously recommend that you vote FOR Sub-Proposals 3A, 3B and 3C. If the shareholders approve the sub-proposals, they will become effective immediately. Approval of one Sub-Proposal is not contingent on the approval of any other Sub-Proposal. If any Sub-Proposal is not approved, that policy or restriction will remain unchanged.

      Proposal 4: To Eliminate One of the Company's Fundamental Investment
        Restrictions Concerning the Concentration of its Investments and
                                 Amend Another.

      The Company currently is subject to the following two fundamental investment restrictions relating to the concentration of its investments (Concentration Restrictions):

            (a) General. It is the policy of Registrant to invest over 50% of the value of its total assets in the common shares or securities convertible into common shares of companies conducting, as the major portion of their business, gold mining and related activities in the Republic of South Africa. It is expected that most of such companies will have reached the production stage. The balance of Registrant's total assets, other than minor amounts which may be held in cash, may (i) be invested in common shares or securities convertible into common shares of companies engaged in other business of varied types in the Republic of South Africa, (ii) be held in the form of gold bullion or certificates of deposit therefor to be purchased, directly or indirectly, with South African rand (provided that Registrant's holdings in the form of gold bullion or certificates of deposit therefor may not exceed 25% of the value of Registrant's total assets) and/or (iii) be invested in common shares or securities convertible into common shares convertible into common shares of companies primarily engaged outside of South Africa in extractive or related industries or in the holding or development of real estate (provided that Registrant's investment in such companies may not exceed 20% of the value of Registrant's total assets).

           (b)(5) The Concentration of Investments in a Particular Industry or Group of Industries. It is the policy of Registrant to invest over 50% of the value of its total assets in the common shares or securities convertible to common shares of companies conducting, as the major portion of their business, gold mining and related activities in the Republic of South Africa. It is expected that most of such companies will have reached the production stage.

      Gold producers are becoming fewer, larger and more internationally focused. This has been particularly true with respect to South African companies. This new focus reflects the end of South Africa's economic isolation and the desire of its gold mining companies to expand exploration and production globally. Their implication for the Company is the need to adapt to the times and not to adhere to a rigid percentage of investment in issuers by place of domicile. Accordingly, the Board has approved, subject to shareholder approval, eliminating Concentration Restriction (a) above and amending Concentration Restriction (b)(5) as follows:

            The Concentration of Investments in a Particular Industry or Group of Industries. It is the policy of Registrant to invest at least 75% of the value of its total assets at the time of purchase in the common shares or securities convertible to common shares of companies conducting, as the major portion of their business, the mining of gold, platinum and other precious metals and minerals, and related activities.

      The 1940 Act requires that an investment company which has a policy of concentrating in a particular industry maintain at least 25% of its total assets in that industry. Nothing in the 1940 Act requires concentration in South African issuers, whether they be involved in the gold mining business as currently required under (a) and (b)(5) above, or in South African issuers involved in the extractive industries or real estate as currently is required by
(a) above. The Board believes that eliminating Concentration Restriction (a) and amending Concentration Restriction (b)(5) in the manner proposed will provide the Company additional investment flexibility. At times, the price of gold and other extractive commodities, including diamonds and platinum, fluctuate in opposite directions.

Adopting the amended (b)(5) will provide the Board with greater flexibility by ceasing to require the Company to invest a specified percentage in the securities of companies domiciled in South Africa that conduct, as a major portion of their business, gold mining and related activities. However, as a non-fundamental operating policy, the Company currently intends to maintain its primary focus on investing in securities of companies which derive a major portion of their business from the mining of gold and related activities. Non-fundamental operating policies may be changed by a vote of a majority of the Company's Board of Directors. No shareholder approval is required.

Required Vote: Approval of Proposal No. 4 requires the affirmative vote of a majority of the Company's outstanding voting securities, which means the vote of: (1) more than 50% of the outstanding voting securities of the Company; or
(2) 67% or more of the voting securities of the Company present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at the Meeting, whichever is less. In addition, approval of Proposal No. 4 requires the affirmative vote of holders of the majority of shares represented at the Meeting.

The Directors unanimously recommend that you vote FOR Proposal No. 4. If the shareholders approve Proposal No. 4, the amended fundamental concentration restriction will become effective immediately. If Proposal No. 4 is not approved, the Company's current fundamental concentration restriction will remain unchanged.

   Proposal 5: Ratification of the Selection of Independent Public Accountants

      The Company's Board of Directors has selected Arthur Andersen LLP as the Company's independent public accountants to audit the accounts of the Company for the fiscal year ending November 30, 2001. The Board has directed the submission of this selection to shareholders for ratification. Arthur Andersen has offices in Johannesburg, South Africa and in New York, N.Y., in the United States. Arthur Andersen has no direct or indirect interest in the Company, except in its capacity as the Company's independent public accountants.

      A representative of Arthur Andersen is expected to be present at the meeting with the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

Required Vote: The ratification of the selection of Arthur Andersen requires the affirmative vote of a majority of the shares represented at the meeting.

The Directors unanimously recommend that you vote FOR Proposal No. 5.

                              Shareholder Proposals

      In order for a shareholder proposal to be included in the Proxy Statement and Proxy for the 2002 Annual Meeting, the proposal must be received by the Company no later than September 14, 2001.

                                  Other Matters

      The management of the Company knows of no other business which will be presented for consideration at the Meeting, but should any other matters requiring a vote of shareholders arise, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment.

                                   ASA LIMITED

                                   ROBERT J.A. IRWIN
                                      Chairman of the Board and Treasurer

January 10, 2001

                                                                       Exhibit A

                                   ASA LIMITED

                             AUDIT COMMITTEE CHARTER

I. Composition of the Audit Committee: The Audit Committee shall be comprised of at least three directors, each of whom shall have no relationship to the Fund that may interfere with the exercise of their independence from management and the Fund and shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc.

II. Purposes of the Audit Committee: The purposes of the Audit Committee are to assist the Board of Directors:

      1. in its oversight of the Fund's accounting and financial reporting policies and practices, its internal audit controls and procedures, and, as appropriate, the internal controls of certain service providers;

      2. in its oversight of the quality and objectivity of the Fund's financial statements and the independent audit thereof;

      3. in evaluating the independent auditors (including the independence of the independent auditors);

      4. in selecting and nominating the independent auditors to be proposed for shareholder approval; and

      5.    where deemed appropriate, in replacing the independent auditors.

      The function of the Audit Committee is oversight. Management for the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit and reviews. The independent auditors for the Fund are ultimately accountable to the Board of Directors and Audit Committee of the Fund. The Board of Directors and the Audit Committee have the ultimate authority and responsibility to evaluate, select and nominate for shareholder approval and, where appropriate, replace the independent auditors of the Fund.

III. Meetings of the Audit Committee: The Audit Committee shall meet at least once annually, or more frequently if circumstances dictate. The Audit Committee shall set its agenda and the places and times of its meetings. The Audit Committee may meet alone and outside the presence of management personnel with any certified public accountant and auditor firm rendering reports to the Audit Committee or the Board of Directors and with outside legal counsel.

IV. Duties and Powers of the Audit Committee: To carry out its purposes, the Audit Committee shall have the following duties and powers:

      1. The Audit Committee shall review and discuss the audited financial statements and other financial information with management and the independent auditors for the Fund.

      2. The Audit Committee shall review and discuss with the independent auditors:

            a.    the scope of audits and audit reports;

            b. the personnel, staffing, qualifications and experience of the independent auditors;

            c.    the compensation of the independent auditors; and

            d. the independence of the independent auditors, regarding which the Audit Committee shall secure from the auditor the information required by Independent Standards Board Standard No. 1. The Audit Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors. The Audit Committee also shall be responsible for recommending that the Board of Directors take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

      3. The Audit Committee also shall review and discuss with the independent auditors the matters required to be discussed pursuant to SAS 61, including the following:

            a. the quality, not just the acceptability under generally accepted accounting principals, of the accounting principles applied by the Fund in its financial reporting;

            b. the level of responsibility assumed by the auditors in the preparation of the audit;

            c. the initial selection of and changes in significant accounting policies or their application, and the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative consensus or guidance;

            d. the process used by management for the Fund in formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates;

            e. the auditors' responsibility for other information in documents containing audited financial statements, any procedures performed, and the results;

            f. any disagreements with management, whether or not satisfactorily resolved, about matters that individually or in the aggregate could be significant to the entity's financial statements or the auditors' report;

            g. any consultations with other accountants and significant matters that were the subject of such consultations;

            h. any major issues discussed with management in connection with the initial or recurring retention of the auditors, including the application of accounting principles and auditing standards; and

            i. any serious difficulties relating to the performance of the audit that the auditors encountered with management.

      4. The Audit Committee shall provide a recommendation to the Board of Directors regarding whether the audited financial statements of the Fund should be included in the annual report to shareholders of the Fund.

      5. The Audit Committee shall prepare the report, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Fund's annual proxy statement.

      6. The Audit Committee shall review this charter at least annually and recommend any changes to the full Board of Directors; and

      7. The Audit Committee shall report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage independent auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants at the expense of the Fund.

                                                                       Exhibit B

                             Audit Committee Report

                                   ASA Limited

      The Audit Committee of the Board of Directors of ASA Limited (the Company) has reviewed the Company's audited financial statements for the fiscal year ended November 30, 2000. In conjunction with its review, the Audit Committee has met with the management of the Company to discuss the audited financial statements. In addition, the Audit Committee has discussed with the Company's independent auditors, Arthur Andersen LLP, the matters required pursuant to SAS 61 and has received the written disclosures and the letter from Arthur Andersen required by Independence Standards Board Standard No. 1. The Audit Committee has also discussed with Arthur Andersen the independence of Arthur Andersen.

      Based on this review and discussion, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report for the fiscal year ended November 30, 2000 for filing with the Securities and Exchange Commission.

      This report has been approved by all of the of the members of the Audit Committee (whose names are listed below), each of whom has been determined to be independent pursuant to the New York Stock Exchange Rule 303.01.

Malcolm W. MacNaught (Chairman)

Harry M. Conger

Joseph C. Farrell

                                                                       Exhibit C

               THE COMPANIES ACT NUMBER {46} [61] OF {1926} [1973]

                          (A COMPANY LIMITED BY SHARES)

                                - - - - - - - - -

                             ARTICLES OF ASSOCIATION

                                       OF

                                   ASA LIMITED

                             ARTICLES OF ASSOCIATION

                                   ASA LIMITED

                                      INDEX

Caption                                                                  Section

Preliminary                                                                 1

Certificates                                                                8

Transfer of Shares                                                         12

Amendments to Memorandum and Articles of Association                       18

Reduction, Consolidation and Sub-Division of Shares                        22

Borrowing Powers                                                           23

General Meetings                                                           24

Proceedings at General Meetings                                            27

Votes of Members                                                           36

Directors                                                                  43

Rotation of Directors                                                      50

Proceedings of Directors                                                   57

Seal                                                                       66

Powers of Directors                                                        67

Transfer Offices                                                           69

Dividend                                                                   70

Capitalization                                                             74

Reserve Fund                                                               76

Accounts                                                                   78

Audit                                                                      83

Notices                                                                    89

Indemnity                                                                  98

United States Requirements                                                101

                                                                         By-Law

Definitions, Interpretations and References                               One

Situation of Offices                                                      Two

Board of Directors                                                       Three

Officers                                                                 Four

Capital Stock Certificates and Transfers                                 Five

Accounts, Audit and Reports                                               Six

Custodian                                                                Seven

Ineligibility of Certain Persons                                         Eight

Transactions with Affiliates                                             Nine

Investment Policy                                                         Ten

Investment Advisers and Principal Underwriters                          Eleven

Proxies, Voting Trusts, Circular Ownership                              Twelve

Reorganizations and Exchanges                                          Thirteen

Liquidation upon Certain Contingencies                                 Fourteen

Changes in By-Laws and Memorandum of Association                        Fifteen

Responsibility of Directors                                             Sixteen

                              P R E L I M I N A R Y

                                       1.

      In these Articles, unless the context otherwise requires, expressions defined in the Companies Act, {1926 (as amended)} [1973 (as amended or substituted from time to time)] shall have the meanings so defined; words importing the singular shall include the plural and vice-versa, and words importing persons shall include bodies corporate; the words and expressions following shall have the following meanings, namely:-

"THE COMPANIES ACT"                        means the Companies Act, {1926}
                                           [1973] {(as amended).} [(as amended
                                           or substituted from time to time).]

"THE OFFICE"                               means the Registered Office for the
                                           time being of the Company.

"THE REGISTER"                             means the Register of Members to be
                                           kept pursuant to {Section 25 of} the
                                           Companies Act[.] {1926 (as}
                                           {amended).

"YEAR"                                     means calendar year.

"MONTH"                                    means calendar month.

"IN WRITING" or "WRITTEN"                  means and includes words printed,
                                           autographed, represented or produced
                                           in any mode in a visible form.

"SECRETARY"                                includes any person appointed to
                                           perform the duties of Secretary
                                           temporarily.

"SIGN" and "SIGNATURE"                     include lithography, printing and
                                           names impressed with an india-rubber
                                           or other kind of stamp.

"GAZETTE"                                  means the Government Gazette of the
                                           Republic of South Africa.

                                       2.

      The Regulations contained in Table "A" to the Companies Act {1926 (as amended)} shall not apply to this company.

                                       3.

      None of the funds of the Company shall be employed in the purchase of, or lent on the security of the shares of the Company, or of any company to which it is subsidiary, and the Company shall not give any financial assistance for the purpose of or connected with any purchase of shares in the Company, except as authorized by {SECTION 86 (bis) of} the Companies Act {1926 (as amended)}.

                                       4.

      The shares shall be under the control of the Company in General Meeting which may, by a Resolution, direct that the Directors allot or otherwise dispose of the same to such persons, on such terms and conditions and either at a premium or otherwise, and at such times as the Directors think fit. The Directors shall not allot any shares to, nor shall any member be entitled to transfer any shares to, any person who is ordinarily resident in the Republic of South Africa, nor to a company incorporated in the Republic of South Africa.

                                       5.

      As regards all allotments of shares from time to time made, the Directors shall comply with the Companies Act. {1926 (as amended)}

                                       6.

      The Company may at any time pay a commission to any person for subscribing or agreeing to subscribe (whether absolutely or conditionally) for any shares of the Company, or procuring or agreeing to procure subscriptions (whether absolute or conditional) for any shares, but so that if the commission in respect of shares shall be paid or payable out of capital, the statutory conditions and requirements shall be observed and complied with, and the amount or rate of commission, whether payable out of profits or capital, or both, shall not exceed 9% (nine per centum) of the price at which the shares are issued.

                                       7.

      Save as herein otherwise provided, the Company shall be entitled to treat the registered holder of any share as the absolute owner thereof, and accordingly shall not, except as ordered by a court of competent jurisdiction, or as by the Companies Act {1926 (as amended)} required, be bound to recognize any trust, charge, encumbrance, lien or other claim to, or interest in, such share on the part of any other person.

      Notwithstanding anything provided in this Article or Articles 11, 16 and 17 the Directors may specially authorize any person including a transfer agent
(a) to record for the benefit of interested parties and to give effect thereto on the Company's register any trust or fiduciary interest or like interest, any ownership in common or joint ownership, or any ownership in consequence of death, or (b) to deliver any Certificate of Shares registered in the name of two or more persons to any person authorized to receive the same.

                                  CERTIFICATES

                                       8.

      The Certificates of title to shares shall be issued under the authority of the Directors in such manner, and form, as the Directors may from time to time prescribe, and shall, if under the Seal of the Company, bear the autographic signature of one or more Directors and of the Secretary, and, if not under the seal of the Company, shall bear the autographic signatures of two or more Directors and of the Secretary, and/or the Transfer Secretary, provided, that where any such Certificate is signed by a Transfer Agent and a Registrar, the signature of any such Director and of the Secretary and the Seal may be a facsimile.

                                       9.

      Every member shall without payment, subject to ARTICLE 11, be entitled to receive within two months after allotment of shares to him or lodgment of a transfer of shares to or by him (or within such other period as the conditions of issue shall provide) one certificate (or if the Directors so approve and upon payment of a fee not exceeding ten cents, several certificates each for one or more than one shares) for all the shares registered or remaining registered in his name. Every certificate shall denote the numbers of shares to which it relates.

                                       10.

      If any certificate be worn out or defaced, then upon production thereof to the Directors, they may order the same to be cancelled, and may issue a new certificate in lieu thereof, and if any certificate be lost or destroyed, then upon proof thereof to the satisfaction of the Directors, and on such indemnity as the Directors deem adequate being given, and after such advertisement as the Directors may approve, a new certificate in lieu thereof shall be given to the person entitled to such lost or destroyed certificate. In the case of loss or destruction, that member to whom the new certificate is given shall repay to the Company all expenses incidental to the investigation by the Company of the evidence of such destruction or loss, and of the indemnity. The Directors may make a charge not exceeding 10 (ten) cents as they may from time to time think fit for any certificate issued under this Article.

                                       11.

      The Certificate of Shares registered in the names of two or more persons shall be delivered to the person first named on the register in respect thereof.

                               TRANSFER OF SHARES

                                       12.

      The instrument of transfer of any share shall be signed by the transferor, and the transferor shall be deemed to remain the holder of such share until the name of the transferee is entered in the Register in respect thereof[.] Transfer of shares shall be made by the person named in the certificate representing such shares or by his attorney lawfully constituted, and upon surrender of such certificate properly endorsed. Transfers of shares shall only be made at the transfer office of the Company designated for such purposes by the Directors.

                                       13.

      The instrument of transfer of any share shall be in writing in the usual common form, or as near thereto as circumstances will permit.

                                       14.

      The Directors may decline to register any transfer or transmission of shares to any person or company giving an address in the Republic of South Africa or to any person who is ordinarily resident in the Republic of South Africa or to a company incorporated in the Republic of South Africa.

                                       15.

      The transfer books and registers of members may, upon notice being given by advertisement in the {Government} Gazette and a newspaper circulating in the City of New York, State of New York, United States of America, be closed during such time as the Directors think fit, not exceeding in the whole 60 (sixty) days in each year.

                                       16.

      The Executors or Administrators of a deceased member (not being one of several joint holders) shall be the only persons recognized by the Company as having any title to the shares registered in the name of such member, and in case of the death of any one or more of the joint holders of any registered shares, the survivor shall be the only person recognized by the Company as having any title to, or interest in, such shares.

                                       17.

      Any person becoming entitled to shares in consequence of the death or bankruptcy of any member, upon producing proper evidence of the grant of Probate or Letters of Administration or such other evidence that he sustains the character in respect of which he proposed to act under this Article, or of his title, as the Directors think sufficient, may be registered as a member in respect of such shares, or may, subject to the regulations as to transfer hereinbefore contained, transfer such shares.

      This Article is hereinafter referred to as "TRANSMISSION ARTICLE."

                          AMENDMENTS TO MEMORANDUM AND

                             ARTICLES Of ASSOCIATION

                                       18.

      The Company may not, except by a Special Resolution, amend its Memorandum of Association or these Articles of Association, increase its capital by the creation of new shares, authorize or issue any securities senior in preference to its ordinary shares, reduce its capital or voluntarily dissolve, nor may it reorganize or merge with or into another company except by a Special Resolution or upon the approval of a majority in number representing 75% (seventy-five per centum) in value of the Company's creditors or of its shareholders present at meetings called for that purpose and the approval of the {Supreme} [High] Court of the Republic of South Africa. A Special Resolution for the purposes of these Articles is a {resolution adopted at a meeting duly called for the purpose on at least 21 (twenty-one) days' notice, at which a majority of the shares entitled to vote are present, in person or by proxy, and adopted by the vote of the greater of (i) a majority of all the outstanding shares, or (ii) at least 75% of the shares present in person or by proxy.} [Special Resolution as defined in the Companies Act.]

                                       19.

      The new shares created by such a Special Resolution shall be issued upon such terms and conditions as the Special Resolution shall direct, or if the Special Resolution so directs, as the Directors may determine.

                                       20.

      The SPECIAL RESOLUTION may direct that the new shares, or any of them, shall be offered in the first instance and either at par or at a premium, to all the then holders of shares, in proportion to the amount of capital held by them, or make other provisions as to the issue and allotment of the new shares; BUT the SPECIAL RESOLUTION may authorize the Directors to issue and allot the new shares on such terms and conditions as they think fit.

                                       21.

      Except so far as otherwise provided by the conditions of issue, or by these presents, any capital raised by the creation of new shares shall be considered part of the original capital, and shall be subject to the provisions herein contained with reference to transfer and transmission, and otherwise.

                          REDUCTION, CONSOLIDATION AND

                             SUB-DIVISION OF SHARES

                                       22.

      The Company may from time to time by SPECIAL RESOLUTION reduce its capital and any capital reserve fund, in any manner and with and subject to any incident authorized and consent required by law, subdivide or consolidate its shares or any of them, or cancel shares which have not been taken up or agreed to be taken up by any person.

                                BORROWING POWERS

                                       23.

      The Directors may from time to time (subject as hereinafter in these Articles of Association provided) exercise all the powers of the Company to borrow or raise money and in such manner and on such terms as they may think fit.

                                GENERAL MEETINGS

                                       24.

      GENERAL MEETINGS referred to in these Articles shall be called either "ANNUAL MEETINGS" or "EXTRAORDINARY MEETINGS". All such meetings shall be held at any place in the United States of America as the Board of Directors shall determine. An Annual Meeting of the Company shall be held at least once in every calendar year, and not more than thirteen months after the holding of the last preceding Annual Meeting.

                                       25.

      The Chairman of the Board of Directors, the Treasurer or the Directors may, whenever he or they think fit, convene an Extraordinary Meeting and they shall, on the requisition of one hundred members of the Company or of members of the Company holding at the date of the deposit of the requisition not less than one-twentieth of the issued shares of the Company, within fourteen days of the deposit of the requisition, issue a notice to members convening an Extraordinary Meeting of the Company for a date not less than twenty-one and not more than thirty-five days from the date of the notice.

                                       26.

      An Annual Meeting and a meeting called for the passing of a Special Resolution shall be called by twenty-one days' notice in writing at the least, and a meeting of the Company, other than an Annual Meeting or a meeting for the passing of a Special Resolution, shall be called by fourteen days' notice in writing at the least. The notice shall be exclusive of the day on which it is served or deemed to be served and of the day for which it is given, and shall specify the place, the day and the hour of meeting, and, in the case of special business, the general nature of that business, and shall be given in manner hereinafter mentioned or in such other manner, if any, as may be prescribed by the Company in General meeting, to such persons as are, under the regulations of the Company, entitled to receive such notices from the Company and to the New York Stock Exchange.

                         PROCEEDINGS AT GENERAL MEETINGS

                                       27.

      The business of an Annual Meeting shall be to receive and consider the Balance Sheets and Accounts, the reports of the Directors and Auditors, the election of Directors and the appointment of Auditors of the Company, in the place of those retiring by rotation or otherwise, and the transaction of any other business which, under these presents, ought to be transacted at an Annual Meeting, and any business which is brought under consideration by the Report of the Directors laid before such meeting. All other business transacted at an ANNUAL MEETING and all business transacted at an EXTRAORDINARY MEETING shall be deemed special.

                                       28.

      {The presence of the holders of a majority of the shares then issued and outstanding and entitled to vote, present in person or represented by proxy, shall be requisite and}

      [Three members entitled to vote, personally present, or if a member is a body corporate, represented,] shall constitute a quorum at all general meetings, and no business shall be transacted at any general meeting unless the requisite quorum be present. {A company, being a member of this Company and present by a representative duly appointed in pursuance of Section 63 of the Companies Act 1926 (as amended) or by proxy shall be deemed to be a member present for the purposes of this Article.}

                                       29.

      The Chairman of Directors, or in his absence the Deputy Chairman (if any) shall be entitled to take the chair at every General Meeting. If there be no Chairman or Deputy Chairman, or, if at any meeting he shall not be present within ten minutes after the time appointed for holding the meeting, or is unwilling to act, the Directors may choose a Chairman, and in default of their doing so, the members present shall choose one of the Directors to be Chairman, and if no Director present be willing to take the Chair, shall choose one of their number to be Chairman.

                                       30.

      If within half-an-hour from the time appointed for the meeting a quorum is not present, the meeting, if convened upon such requisition as aforesaid, shall be dissolved; but in any other case it shall stand adjourned to the same day in the next week at the same time and place, or to such other day, time and place as the Directors may by notice to the shareholders appoint.

                                       31.

      Every question submitted to a meeting shall be decided by the vote of a majority of the shares represented at the meeting, whether in person or by proxy.

                                       32.

      At any General Meeting, unless a poll is duly demanded in terms of {Section 61 quat of} the Companies Act {1926 (as amended)} a declaration by the Chairman that a resolution has been carried, or carried by a particular majority, shall be final, and an entry to that effect in the book of proceedings of the Company shall be conclusive evidence of the fact, without proof of the number or proportion of the votes recorded in favor of or against such Resolution.

                                       33.

      If a poll is demanded as aforesaid, it shall be taken in such manner and at such time and Place as the Chairman of the meeting directs, and either at once or after an interval or adjournment, and the result of the poll shall be deemed to be the Resolution of the meeting at which the poll was demanded. The demand of a poll may be withdrawn. In case of any dispute as to the admission or rejection of a vote, the Chairman shall determine the same and such determination made in good faith shall be final and conclusive.

                                       34.

      The Chairman of a General Meeting may, with the consent of the Meeting, adjourn the same from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place, and the Chairman shall adjourn a general meeting as required by {SECTION 62 (bis) of} the Companies Act. {1926 (as amended)}

                                       35.

      The demand of a poll shall not prevent the continuance of a meeting for the transaction of any business other than the question on which a poll has been demanded. A poll demanded on a question of adjournment shall be taken at the meeting without adjournment.

                                VOTES OF MEMBERS

                                       36.

      Every holder of Shares present in person or represented by proxy at a general meeting of the Company shall be entitled to one vote for each share held by him on a show of hands and at a poll every holder of shares present in person or represented by proxy shall be entitled to one vote for every share held by him.

                                       37.

      Any person entitled under the Transmission Article to transfer any share may vote at any General Meeting in respect thereof in the same manner as if he were the registered holder of such shares, provided that 48 hours at least before the time of holding the meeting, or adjourned meeting, as the case may be, at which the person proposes to vote, he shall satisfy the Directors of his right to transfer such shares, unless the Directors shall have previously admitted his right to vote at such meeting in respect thereof.

                                       38.

      Where there are joint registered holders of any share, any one of such persons may vote at any meeting, either personally or by proxy, in respect of such share as if he were solely entitled thereto; and if more than one of such joint holders be present at any meeting, personally or by proxy, that one of the said persons so present whose name stands first on the register in respect of such shares shall alone be entitled to vote in respect thereof. Where there are several executors or administrators of a deceased member in whose sole names any shares stand, any of such Executors or Administrators may vote in respect of such share, unless any other of such Executors or Administrators is present at the meeting at which such a vote is tendered, and objects to the vote.

                                       39.

   {Votes may be given either personally or by proxy. The instrument of proxy shall be in writing under the hand of the person granting such proxy or of his duly authorized Attorney, or, if the appointer}

      [Members may vote in person or by proxy. An instrument appointing a proxy need not bear a handwritten signature of the member, but may be an instrument created by electronic or other means, including, but not limited to, electronic mail or facsimile. A member may also, by means of an instrument created in any manner aforesaid, authorise a proxy appointed by that member to substitute or authorise another person to attend, speak and vote at a meeting in that member's stead and the exercise of such authority may be evidenced by any instrument created in any of the ways in which the instrument whereby a member appoints a proxy may be created. If the member] is a company or corporation, {shall be executed or signed in such form as under the Constitution of such company or corporation shall be binding upon it, or shall} [the instrument appointing the proxy may] be in the form of a resolution of the board of {such} [that] company or corporation, certified {under the hand of the Chairman or Secretary} [by the chairman or secretary] thereof. The holder of a power of attorney from a member may, if so authorized by the power of attorney, [attend, speak and] vote {for and represent such member} at any meeting of the Company [in that member's stead, or may appoint a proxy to do so. While these Articles confer the right to attend, speak and vote at a meeting only upon a member, a proxy appointed by such member, such member's duly authorized representative or a proxy authorized or substituted by the member's proxy or duly authorized representative as aforesaid, nothing in these Articles shall be construed as precluding such persons from carrying out the instructions, communicated telephonically or in any other way whatsoever, of a beneficial owner of the shares in the Company.

                                       40.

      No instrument appointing a proxy shall be valid after the expiration of eleven months from the date of its execution.

                                       41.

      A vote in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death of the principal, or revocation of the power, or transfer of the share in respect of which the vote is given, provided no intimation in writing of the death, revocation or transfer shall have been received at the office or by the Chairman of the meeting before the vote is given.

                                       42.

      Every instrument of proxy whether for a specified meeting or otherwise shall, as nearly as circumstances will admit, be in such form as the Directors may approve.

                                    DIRECTORS

                                       43.

      Subject to the provisions of the Companies Act, unless otherwise determined by the Company by special resolution at a general meeting, the number of Directors shall not be less than five (5) nor more than fifteen (15). At least a majority of the Directors of the Company shall at all times be citizens and residents of the United States of America.

                                       44.

      A Director shall not, until otherwise determined by a General Meeting, be required to hold any shares in the capital of the Company as a qualification for office.

                                       45.

      Unless otherwise determined by the Company in General Meeting, the Directors shall be paid out of the funds of the Company by way of remuneration for their services at the rate determined by them from time to time.

                                       46.

      The Directors shall be paid all their traveling and other expenses properly and necessarily expended by them in and about the business of the Company, including their attendance at meetings of the Board of Directors of the Company wherever held, and if any Director shall be required to perform extra services, or to go or reside abroad, or shall be otherwise specially occupied about the Company's business, he shall be entitled to receive a remuneration to be fixed by the Directors, and such remuneration may be either in addition to or in substitution for his remuneration provided for in the last preceding Article.

                                       47.

      The continuing Directors may act notwithstanding any vacancy in their body; but so that if the number falls below the minimum above fixed the Directors shall not, except for the purpose of filling up vacancies, set so long as the number is below the minimum.

                                       48.

      The office of a Director shall ipso facto be vacated:

            (a) If he becomes insolvent or suspends payment or compounds with his creditors;

            (b)   If he becomes lunatic or of unsound mind;

            (c) If he ceases to hold the number of shares, if any, required to qualify him for office, or fails to acquire the same within two months after his election or appointment;

            (d) if he absents himself from the meetings of the Directors for a period of six months without special leave of absence from the Board, and the Board resolves that his office be vacated;

            (e)   if by notice in writing to the Company he resigns office;

            (f) if he be removed from office by an Ordinary Resolution of the Company;

            (g) If he becomes prohibited from being a Director by reason of any Order made under {SECTION 185 ter of} the Companies Act[.]{, 1926 (as amended)}

                                       49.

      No Director shall be disqualified by his office from holding an office or place of profit under the Company, or under any company in which this Company shall be a shareholder or otherwise interested, or from contracting with the Company either as vendor, purchaser or otherwise, nor shall any such contract, or arrangement entered into by or on behalf of the Company in which any Director shall be in any way interested be avoided, nor shall any Director be liable to account to the Company for any profit arising from any such office or place of profit, or realized by any such contract or arrangement, by reason only of such Director holding that office, or the fiduciary relation thereby established, but it is declared that the nature of his interest must be disclosed by him at the meeting of the Directors at which the contract or arrangement is first taken into consideration, if his interest then exists, or in any other case at the first meeting of the Directors after the acquisition of his interest. If a Director becomes interested in a contract or arrangement after it is made or entered into, the disclosure of his interest shall be made at the first meeting of the Directors after he becomes so interested. No Director shall, as a Director, vote in respect of any contract or arrangement in which he is so interested as aforesaid, nor shall he be counted in determining whether a quorum is present for the purpose of voting on such contract or arrangement, and if he does so vote, his vote shall not be counted but this prohibition shall not apply to any contract by or on behalf of the Company to give to the Directors, or any of them, any security for advances, or by way of indemnity, or to contract or deal with a corporation of which the Directors of this Company or any of them may be directors or members or employees. No Director shall be appointed to any office or place of profit in this Company or to any office or place of profit or a Director under a company subsidiary to this Company, unless the appointment and the remuneration be determined by a disinterested quorum of Directors.

      A General Notice that a Director is a member of any specified firm or company, and is to be regarded as interested in all transactions with that firm or company, shall be a sufficient disclosure under this clause as regards such Director and the said transactions, and after such general notice, it shall not be necessary for such Director to give a special notice relating to any particular transaction with that firm or Company. Nothing herein contained shall be taken or construed to prevent or debar any Director as a shareholder from taking part in and voting upon all questions submitted to a shareholders' meeting, whether such Director shall be personally interested or concerned in such question or not, subject to the provisions of {Section 70 quin 4 of} the Companies Act. {1926 (as amended)}

      The foregoing provisions of this Article are subject to the restrictions imposed by Article 101.

                              ELECTION OF DIRECTORS

                                       50.

      At each Annual Meeting of shareholders all of the Directors shall retire and their successors shall be elected by the shareholders. A retiring Director shall act as a Director throughout the meeting at which he retires.

                                       51.

      Retiring Directors shall be eligible for re-election. The power to elect Directors at meetings other than Annual Meetings shall be exercisable only by Special Resolution.

                                       52.

      Subject to the preceding clause, the Company in general meeting at which any Directors retire in manner aforesaid, may fill up the vacated offices by electing a like number of persons to be Directors, and may fill up any other vacancies.

                                       53.

      If at any general meeting at which an election of Directors ought to take place, the place of any retiring Director is not filled up he shall, if willing, continue in office until the Annual Meeting in the next year, and so on from year to year until his place is filled up, unless it shall be determined at such meeting on due notice, to reduce the number of Directors in office.

                                       54.

      [Pursuant to a special resolution adopted at the Annual Meeting of Shareholders held February 8, 1991, Article 54 has been deleted in its entirety]

                                       55.

      The Company may by Ordinary Resolution remove any Director before the expiration of his period of office and may by Ordinary Resolution appoint another qualified person in his stead.

                                       56.

      The Directors shall comply with the provisions of {SECTION 70(l) of} the Companies Act {1926 (as amended)} in regard to keeping a register of Directors or Managers, and notify changes to the Registrar of Companies.

                            PROCEEDINGS OF DIRECTORS

                                       57.

      The Directors may meet together at any place, either within the United States of America or elsewhere, for the dispatch of business, adjourn and otherwise regulate their meetings as they think fit, and may determine the quorum necessary for the transaction of business, provided, however, that in no event shall the quorum be less than one-third of the Directors in office or less than five Directors, and no business shall be transacted at any meeting unless Directors who are citizens and residents of the United States are present in a number constituting at least 50% of the quorum.

                                       58.

      A Director may at any time, and the Secretary upon the requisition of a Director shall, convene a meeting of the Directors. A Director shall be entitled to reasonable notice of all meetings of Directors. The Directors shall convene an Extraordinary Meeting of the Company as required by {Section 61 of} the Companies Act.{, 1926 (as amended)}

                                       59.

      A Director shall not have the power to appoint an alternate to act in his stead.

                                       60.

      Questions arising at any meeting shall be decided by a majority of votes, and in case of an equality of votes, the Chairman shall have a second or casting vote.

                                       61.

      If at any meeting the Chairman of the Board is not present within half-an-hour of the time appointed for holding the same, the Directors present shall choose some one of their number to be Chairman of such meeting.

                                       62.

      A meeting of the Directors at which a quorum is present shall be competent to exercise all or any of the authorities, powers and discretions by or under the Articles of the Company for the time being vested in or exercisable by the Directors generally.

                                       63.

      All acts done at any meeting of the Directors, or by any person acting as a Director shall, notwithstanding that it shall afterwards be discovered that there was some defect in the appointment of such Directors or persons acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

                                       64.

      A Resolution in writing signed by all the Directors shall be as valid and effectual as if it had been passed at a meeting of the Directors duly called and constituted.

                                       65.

      A Director may be employed by or hold any office of profit under the Company in conjunction with the office of Director other than that of Auditor of the Company, and on such terms as to remuneration and otherwise {is} [as] a disinterested quorum of Directors may arrange.

                                      SEAL

                                       66.

      The Company may be provided with a Common Seal on which its name shall be engraved in legible characters, and the Company may from time to time exercise the powers given by the Companies Act {1926 (as amended)} with respect to official seals in foreign countries, and such powers shall be vested in the Directors. The Common Seal of the Company shall not be affixed to any instrument except by the authority of a Resolution of the Directors and in the presence of at least one Director and of the Secretary, or such other person as the Directors may appoint for the purpose, and that Director and the Secretary or other person as aforesaid, shall sign every instrument to which the Seal of the Company is so affixed in their presence. Every instrument to which the Seal is so affixed and which is so signed, shall be binding on the Company.

                               POWERS OF DIRECTORS

                                       67.

      The management of the business of the Company shall be vested in the Directors, and the Directors, in addition to the powers and authorities by these presents expressly conferred upon them may, subject to the second proviso hereinafter mentioned, exercise all such powers and do all such acts and things as may be exercised or done by the Company, and are not hereby or by the Companies Act {1926 (as amended)} directed or required to be exercised or done by the Company in general meeting, but subject, nevertheless, to the provisions of the Companies Act {1926 (as amended)} and of these presents; and provided further that although the Directors shall have power to enter into a provisional contract for the sale or abandonment of all, or the major portion of the property or assets of the Company or the absolute alienation of the whole or the major portion of the movable and immovable property of the Company and the rights belonging thereto or connected therewith, such provisional contract shall only become binding on the Company in the event of the same being ratified and confirmed by a Resolution passed by a majority of the votes of the Members present in person or by proxy at an Extraordinary Meeting convened for that purpose. All the provisions of these presents as to general meetings shall apply mutatis mutandis to meetings convened under this Article.

                                     67 BIS.

            (a) The Directors may delegate any of their powers to a committee or committees consisting of such members of their body as they think fit. Any committee so formed shall, in the exercise of the powers so delegated, conform to any rules issued by the Directors from time to time. At least a majority of the members of each such committee shall at all times be citizens and residents of the United States of America.

            (b) Any Director who serves on any {-}committee may be paid such extra remuneration, in addition to any other remuneration to which he may be entitled as a Director, as the Directors may determine.

                                       68.

      The Directors may take all steps which may be necessary or expedient in order to enable the shares of the Company to be introduced into and dealt in {in} any country, dominion, colony or state, and to procure the same to be listed on or recognized by and specially quoted upon any Stock Exchange in any country, and may accept responsibility for and pay and discharge all taxes, duties, fees, expenses or other sums which may be payable in relation to any of the matters aforesaid, and may subscribe and comply with the laws and regulations of any such country and the rules and regulations of any such exchange.

                                TRANSFER OFFICES

                                       69.

      Without prejudice to the general powers conferred by these presents, it is hereby expressly declared that the Directors shall be entrusted with the power to open transfer offices of the Company and to cause a register of the members of the Company to be kept in New York and elsewhere, and to close the same at discretion, and to appoint and remove agents to represent the Company for the issue, sub-division and transmission of shares, subject to the provisions of these presents, and for such other purposes of the Directors may (subject to these Articles) determine.

                                    DIVIDEND

                                       70.

      The Directors may declare dividends to be paid to the members in proportion to the number of their shares.

                                       71.

      {No dividend shall be payable except out of the profits of the Company, and no dividend shall carry interest as against the Company. Any dividend remaining unclaimed for a space of 12 (twelve) years from the declaration thereof may be forfeited by Resolution of the Directors for the benefit of the Company. The Directors may at any time annul such forfeiture upon such conditions (if any) as they think fit. All unclaimed dividends may be invested or otherwise made use of by the Directors for the benefit of the Company.}

                                       72.

      In case several persons are registered as the joint holders of any share, any one of such persons may give effectual receipts for all dividends and payments on account of dividends in respect of such shares. Each dividend may be paid by check or otherwise, as the Directors may from time to time determine and may be sent by post to the last registered address of the member entitled thereto or any other address requested by him, or in the case of joint registered holders, to that one of them first named in the register in respect of such joint holding.

                                       73.

      The Directors declaring a dividend may resolve that such dividend be paid wholly or in part by the distribution of specific assets, and in particular, of {paid-up} shares of the Company, or paid-up shares of any other company, or {in any or more of such ways} [any combination thereof].

                                 CAPITALIZATION

                                       74.

      Any general meeting may resolve that any moneys, investments or other assets forming part of the undivided profits of the Company standing to the credit of the Reserve Fund, or any capital reserve fund, or in the hands of the Company and available for dividend (or representing premiums received on the issue of shares and standing to the credit of the share premium account) be capitalized and distributed amongst such of the shareholders as would be entitled to receive the same if distributed by way of dividend.

                                       75.

      For the purpose of giving effect to any resolution under the three last preceding Articles, the Directors may settle any difficulty which may arise in regard to the distribution as they think expedient, and in particular, may issue fractional certificates, and may fix the value for distribution of any specific assets, and may determine that cash payments shall be made to any members upon the footing of the value so fixed, or that fractions of less value than one Rand may be disregarded in order to adjust the rights of all parties, and may vest any such cash or specific assets in trustees upon such trusts for the persons entitled to the dividend or capitalized fund as may seem expedient to the Directors. Where requisite a proper contract shall be delivered to the Registrar for registration in accordance with {Section 85 of} the Companies Act {1926 (as amended)} and the Directors may appoint any person to sign such contract on behalf of the persons entitled to the dividend or capitalized fund, and such appointment shall be effective.

                                  RESERVE FUND

                                       76.

      The Directors may, before declaring any dividend, set aside out of the amount available for dividend, such sum as they think proper as a Reserve Fund or an addition thereto. The Directors may employ the Reserve Fund in the business of the Company.

                                       77.

      The Reserve Fund shall at the discretion of the Directors be applicable for the equalization of dividends, or for making provision for exceptional losses, expenses or contingencies, or the extension or development of the Company's business, or for writing down the value of any of the assets of the Company, or for repairing, improving and maintaining any buildings, plant, machinery or works connected with the business of the Company, or to cover the loss in wear and tear or other depreciation in value of any property of the Company, or for any of the objects of the Company as defined by the Company's Memorandum of Association, or for any other purpose to which the profits of the Company may at any time be properly applied, and the Directors may at any time divide among the members by way of bonus or special dividends any part of the Reserve Fund which they in their discretion may determine not to be required for the purposes aforesaid.

                                    ACCOUNTS

                                       78.

      The Directors shall cause true accounts to be kept of the sums of money received and expended by the Company, and the matters in respect of which such receipts and expenditure takes place, and of the assets, credits and liabilities of the Company. The books of account shall be kept at the office of the Company, or at such place or places as the Directors think fit.

                                       79.

      The Directors shall from time to time determine whether and to what extent and at what times and places, and under what conditions or regulations, the accounts and books of the Company, or any of them, shall be open to the inspection of members, and no member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by the Companies Act {1926 (as amended)} or authorized by the Directors.

                                       80.

      At the Annual Meeting to be held in every year, the Directors shall lay before the Company a Profit and Loss Account and a Balance Sheet, containing a summary of the property and liabilities of the Company, made up to a date not more than six months before the meeting.

                                       81.

      Every such Profit and Loss Account and Balance Sheet shall be accompanied by a Report of the Directors as to the state and condition of the Company; and the Profit and Loss Account, Report and Balance Sheet shall be signed by two Directors and countersigned by the Secretary.

                                       82.

      A copy of every such Profit and Loss Account, Balance Sheet and Report shall be sent at least 21 (twenty-one) days previously to the meeting to each of the registered holders of shares whose address is given in the Register of Members.

                                      AUDIT

                                       83.

      Once at least in every year the Accounts of the Company shall be examined, and the correctness of the Profit and Loss Account and Balance Sheet ascertained by one or more Auditor or Auditors.

                                       84.

      The duly appointed Auditors of the Company shall, subject to the provisions of the Companies Act {1926 (as amended)} hold office until another appointment or other appointments to the office shall be made at the Annual Meeting of the Company, and the provisions of {SECTION 98 of} the Companies Act {1926 (as amended)} shall apply to and be complied with in connection with any appointment proposed to be made, or made, of an Auditor or Auditors of the Company. The remuneration of the Auditor or Auditors shall be fixed by the Company at the Annual Meeting.

                                       85.

      An Auditor may not be a member of the Company. No Director, Manager, Secretary, or other officer of the Company shall be eligible for the post of Auditor during his continuance in office.

                                       86.

      The appointment, powers, rights, remunerations and duties of the Auditors shall be regulated by the provisions of the Companies Act. {1926} Any casual vacancy occurring in the office of an Auditor may be filled up by the Directors, and any person so appointed shall, subject to the provisions of {Section 98 of} the Companies Act {1926 (as amended)}[,] continue in office until the Annual Meeting next after his appointment but while any such vacancy continues the surviving and continuing Auditor or Auditors (if any) may continue to act.

                                       87.

      The Auditors shall be supplied with copies of the Balance Sheet and Profit and Loss Account to be laid before the Company in general meeting. The Auditors shall make a report to the members upon the Balance Sheet and Profit and Loss Account in terms of the Companies Act {1926 (as amended)} and such report shall be read to the members at such meeting. The Auditors shall at all reasonable times have access to the books and accounts of the Company, and they may, in relation thereto, examine the Directors or other officers of the Company.

                                       88.

      Every account of the Directors, when audited and approved by a general meeting shall be conclusive, except as regards any error discovered therein within three months next after the approval thereof, subject to any requirements of the Companies Act {1926 (as amended)} or Section 17(h) of the Investment Company Act of 1940 of the United States of America.

                                     NOTICES

                                       89.

      A notice shall be given or served by the Company upon any member either personally or by sending it through the post in a prepaid letter, envelope or wrapper addressed to such member at his registered address.

                                       90.

      Each holder of registered shares shall notify in writing to the Company an address, which address shall be his registered address within the meaning of the last preceding Article.

                                       91.

      All notices may, with respect to any registered shares to which persons are jointly entitled, be given to whichever of such persons is named first on the register and notice so given shall be sufficient notice to all the holders of such shares.

                                       92.

      Any notice sent by post shall be deemed to have been served on the day on which the letter, envelope or wrapper containing the same is posted, and in proving such service it shall be sufficient to prove that the letter, envelope or wrapper containing the notice was properly addressed and put in the Post Office.

                                       93.

      Every person who by operation of law, transfer or other means whatsoever shall become entitled to any shares, shall be bound by every notice in respect of such shares which, previously to his name and address being entered in the Register, shall have been given to the person from whom he derives his title to such shares.

                                       94.

      Any notice or document delivered or sent by post to, or left at the registered address of any member in pursuance of these presents, shall, notwithstanding that such member was then deceased, and whether or not the Company have notice of his decease, be deemed to have been duly served in respect of any registered shares, whether held solely or jointly with other persons by such member until some other person be registered in his stead, as the Joint holder thereof, and such service shall, for all purposes or these presents, be deemed a sufficient service of such notice or document on his or her heirs, executors or administrators, and all persons (if any) jointly interested with him or her in any such shares.

                                       95.

      Where a given number of days notice, or notice extending over any other period is required to be given, the day of service shall not, except if it be otherwise provided, be counted in such number of days or other period.

                                       96.

      The signature to any notice given by the Company may be written or printed.

                                       97.

      Any notice required to be given by the Company to the members, or any of them, and not expressly provided for by these presents, shall be sufficiently given if given by advertisement. Any notice required to be, or which may be given by advertisement shall, subject to the provisions of the Companies Act {1926 (as amended)} [,] be advertised in a leading New York newspaper and in a newspaper circulating in the town or district where the office of the Company is situated. Any notice given by advertisement shall be deemed to have been served on the first day when the newspaper containing such advertisement shall be published.

                                    INDEMNITY

                                       98.

      Every Director, Manager or Officer of the Company, or any person, whether an Officer of the Company or not, employed by the Company as Auditor, shall be indemnified out of the funds of the Company against all liability incurred by him as such Director, Manager, Officer or Auditor, in defending any proceedings, whether civil or criminal, or in which judgment is given in his favor, or in which he is acquitted, {or in connection with any application {under Section 217} of the Companies Act 1926 (as amended)} subject to any requirements of the Companies Act {1926 (as amended)} or Section 17(h) of the Investment Company Act of 1940 of the United States of America.

                                       99.

      Subject to any requirements of the Companies Act {1926 (as amended)} or
Section 17(h) of the Investment Company Act of 1940 of the United States of America, no Director, Manager, Secretary or other officer or servant of the Company shall be liable for the acts, receipts, neglects or defaults of any other Director or officer or servant, or for joining in any receipt or other act for conformity, or for loss or expense happening to the Company through the insufficiency or deficiency of any security in or upon which any of the moneys of the Company shall be invested, or for any loss or damage arising from the bankruptcy, insolvency or tortious acts of any person with whom any moneys, securities or effects shall be deposited, or for any loss or damage occasioned by any error of judgment or oversight an his part, or for any other loss, damage or misfortune whatever which shall happen in the execution of the duties of his office, or in relation thereto, unless the same happen through his own negligence or dishonesty.

                                      100.

      If the Company is a Holding Company as defined in the {Section 90 (nov) of} Companies Act {1926 (as amended)}, the Directors' Report attached to each Annual Balance Sheet issued by the Company pursuant to the Statutes shall disclose full details of all Special Resolutions and of Resolutions passed at Extraordinary Meetings of the Company's subsidiary companies since the date of the Directors' Report attached to the previous annual Balance Sheet of the Company.

                           UNITED STATES REQUIREMENTS

                                      101.

      Notwithstanding anything elsewhere provided the following Articles shall be deemed to apply and shall be given effect to, whether or not inconsistent with the provisions of any other Articles; and the Articles of the Company and the provisions of the Memorandum of Association of the Company shall be enforceable at the instance of a member and/or the United States Securities and Exchange Commission to the extent and for the purposes determined by agreement between the Board of Directors of the Company and the said Commission from time to time; and the Board of Directors are hereby empowered especially to agree to such conditions and to enter into such undertakings and contracts with the said Commission as it may require to secure registration of the Company under Section 7(d) of the Investment Company Act of 1940 of the United States of America and to comply with the requirements of the said Act and any rules, regulations or orders of the said Commission, and in particular to consent to the jurisdiction of the said Commission or any relevant or appropriate Courts of Law in the United States of America on all matters required by the said Commission.

      For the purposes hereof the By-Laws shall be deemed to be Articles of Association of the Company or sub-articles thereof and shall be construed accordingly and given effect to as such.

BY-LAW ONE: DEFINITIONS, INTERPRETATIONS AND REFERENCES.

Article 1.1 Definitions Incorporated by Reference

      Wherever used in the Memorandum of Association of the Company or in these By-Laws, the following terms, which are defined in the Investment Company Act of 1940 of the United States of America, shall have the meanings assigned to them by said Act except as otherwise provided in Article 1.2 hereof:

      Advisory board

      Affiliated company

      Affiliated person

      Assignment

      Bank

      Broker

      Closed-end company

      Company (other than "the Company")

      Control

      Convicted

      Dealer

      Director

      Diversified company

      Exchange

      Interstate commerce

      Investment adviser

      Investment banker

      Investment company

      Issuer

      Lend

      Borrow

      Majority-owned subsidiary

      Management company

      Means or instrumentalities of Interstate Commerce

      National securities exchange

      Non-diversified company

      Open-end company

      Periodic payment plan

      Person

      Principal underwriter

      Promoter

      Prospectus

      Redeemable security

      Reorganization

      Sale

      Sell

      Sales load

      Security

      Short term paper

      State

      Underwriter

      Unit investment trust

      Value

      Vote of a majority of the outstanding voting

      Securities

      Voting security

      Wholly-owned subsidiary.

Article 1.2 Other Definitions

            (a) All references in these By-Laws to the "Companies Act" shall mean the Companies Act[,] {1926} [1973] (as amended [or substituted from time to time]) of the Republic of South Africa.

            (b) The term "Investment Company Act," as used in these By-Laws shall mean the Investment Company Act of 1940 of the United States of America and any amendments thereof that may hereafter be adopted.

            (c) The term "Commission," as used in these By-Laws, shall mean the Securities and Exchange Commission of the United States of America or any official or agency of the United States of America succeeding to the functions thereof.

            (d) The term "governmental body having jurisdiction over the Company," as used in the Memorandum of Association of the Company, shall include the Commission.

            (e) The term "Government securities," as used in these By-Laws shall mean securities issued or guaranteed as to principal or interest by the United States of America, the Republic of South Africa, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States of America, or the Government of the Republic of South Africa pursuant to authority granted by the Congress of the United States of America or by the Parliament of the Republic of South Africa, as the case may be, or any certificate of deposit of the foregoing.

            (f) The term "Insurance company," as used in these By-Laws, shall mean a company which is organized as an insurance company, those primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies, and which is subject to the supervision of the Insurance Commissioner or a similar official or agency of a nation, state or province; or any receiver or similar official or any liquidating agent for such a company, in his capacity as such.

            (g) The term "Investment adviser," as used in the Memorandum of Association of the Company and Article 8.1 of these By-Laws shall include an investment adviser as defined in Section 202(11) of the Investment Advisers Act of 1940 of the United States of America.

            (h) The term "established securities exchange" as used in these By-Laws shall mean [a national securities exchange as defined in section 2(a)(26) of the Investment Company Act, the Johannesburg Stock Exchange, the London Stock Exchange, the Tokyo Stock Exchange, the Toronto Stock Exchange, the Stock Exchange of Melbourne, Ltd., and the Effektenborsenverein Zurich Exchange (collectively the "Established Exchanges").] {any national securities exchange and The Johannesburg Stock Exchange and the London Stock Exchange.}

            (i)   The term "banking institution," as used in Article 3.1 and
                  Article 8.1 of these By-Laws shall mean a bank and any institution wherever organized performing functions similar to those performed by a bank.

Article 1.3 Reference to Investment Company Act

      Any question of interpretation of any term or provision of the Company's Memorandum of Association or of these By-laws having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to interpretations, if any, of the corresponding term or provision of the Investment Company Act by the courts of the United States of America or, in the absence of any controlling decision of any such court, by rules, regulations, orders or interpretations of the Commission validly issued pursuant to said Act.

Article 1.4 Reference to Commission Rules

      To the extent that the express provisions of the Memorandum of Association of the Company do not require the contrary, the activities and relations of the Company and of its officers, directors and security holders as such, the provisions of these By-Laws and the application hereof and of the Memorandum of Association shall, when and so long as the Company shall be registered under the Investment Company Act, be governed by and subject to such rules, regulations and orders as the Commission shall, in the valid exercise of its authority under said Act, make, issue, amend, or rescind as necessary or appropriate to the exercise of the powers conferred upon the Commission by said Act and as shall be applicable to the Company or to any of its officers, directors or security holders as such or to investment companies of the closed-end management type organized under the laws of the United States of America or of any State, territory or possession thereof and registered under said Act, including (but not limited to) rules, regulations and orders furnishing conditional or unconditional exemptions from any provision of said Act or of any rule or regulation thereunder, defining accounting, technical and trade terms used in said Act, prescribing the form or forms in which information required in registration statements, applications and reports to the Commission shall be set forth, or authorizing the filing of any information or documents required to be filed with the Commission by the incorporation by reference of information or documents theretofore or concurrently filed with said Commission. (Investment Company Act, S.6(c) S.38(a) and S.38(b).)

Article 1.5 Protection of Action in Reliance on Commission Rules

      Irrespective of any provision of these By-Laws, no director, officer or other employee of the Company shall be liable to the Company or to any holder of its securities, for any act done or omitted in good faith in conformity with any rule, {regulations} [regulation] or order of the Commission, notwithstanding that such rule, {regulations} [regulation], or order may, after such act or omission, be amended or rescinded or be determined by judicial or other authority to be invalid for any reason. The aforegoing is subject, however, to the requirements of {Section 70 sext of} the {South African} Companies Act. {of 1926}(Investment Company Act, S.38(c).)

BY-LAW TWO: SITUATION OF OFFICES

Article 2.1 Situation of Offices

            (a) The head office of the Company shall be in Johannesburg, the Republic of South Africa, and the registered office shall as required by law be situated in the Republic of South Africa.

            (b) The Company, in addition to its head office, may establish and maintain such offices and places of business within the Republic of South Africa and agencies within or without the said Republic as the Board of Directors may, from time to time, determine.

BY-LAW THREE: BOARD OF DIRECTORS

Article 3.1 Number and Qualifications of Directors

            Advisory Board

            (a) The Board of Directors of the Company shall consist of not less than five nor more than fifteen Directors and the total number of Directors to hold office at any time shall be fixed from time to time by the Board of Directors. Not less than a majority of the Directors in office at any time must be citizens and residents of the United States of America. When and so long as the Company shall be registered under the Investment Company Act, not more than sixty percent (60%) of the members of the Board of Directors shall be persons who are Investment Advisors of, affiliated persons of an Investment Advisor, or Officers or employees, of the Company, nor shall a majority of the Board of Directors consist of Persons who are officers or Directors of any one banking institution. If the Company shall at any time have an advisory board, such board, as a distinct entity, shall be subject to the same restrictions as to its membership as are imposed upon the Board of Directors by this paragraph (a). (Investment Company Act, S.10(a), S.10(c) and S.10(g).)

            (b) If by reason of the death, disqualification or bona fide resignation of any Director or Directors, the requirements of paragraph (a) of this Article 3.1 shall not be met, the operation of such requirements shall be suspended for a period of 30 (thirty) days if the vacancy or vacancies may be filled by action of the Board of Directors, and for a period of 60 (sixty) days if a vote of Shareholders is required to fill the vacancy or vacancies, or for such longer period as the Commission may prescribe, by rules and regulations upon its own motion or by order upon application, as not inconsistent with the protection of investors. (Investment Company Act, S.10(e).)

Article 3.2 Power to Allot and Sell Stock

      When and so long as the Company shall be registered under the Investment Company Act, it shall not issue any warrant or right to subscribe to or purchase a security of which the Company is the issuer, except in the form of warrants or rights to subscribe expiring not later than 120 (one hundred and twenty) days after their issuance and issued exclusively and ratably to a class or classes of the Company's security holders; except that any warrant may be issued in exchange for outstanding warrants in connection with a plan of reorganization. (Investment Company Act, S.18(d).)

Article 3.3 Power to Declare Dividends

            (a) In the event that the Company shall, at any time while it is registered under the Investment Company Act, pay any dividend, or make any distribution in the nature of a dividend payment, wholly or partly from any source other than

                  (1) the Company's accumulated undistributed net income, determined in accordance with good accounting practice and not including profits or losses realized upon the sale of securities or other properties, or

                  (2) the Company's net income so determined for the current or preceding financial year, {(}such payment shall be accompanied by a written statement which adequately discloses the source or sources of such payment, such statement to be in such form as the Commission may prescribe by rules and regulations in the public interest and for the protection of investors. (Investment Company Act, S.19.){)}

Article 3.4 Power to Borrow and Hypothecate

            (a) When authorized by resolution of the Board of Directors, the Company may borrow money upon the credit of the Company, may issue bills of exchange, promissory notes or other instruments as evidence of the indebtedness contracted, and may mortgage, hypothecate, charge or secure any such indebtedness, provided, that when and so long as the Company shall be registered under the Investment Company Act, it shall not borrow any money except as follows:

                  (1) The Company may borrow money of any currency, in any amount and on any terms that the Board of Directors may deem advisable, provided that no such borrowing shall
                        (a) result in the Company's total indebtedness for borrowed money immediately after such borrowing having an asset coverage of less than 300 per centum (securities listed on The Johannesburg Stock Exchange to be valued for this purpose at their then current market value on such exchange), or (b) be secured by the pledge, mortgage or hypothecation of any of the Company's assets.

                  (2) The Board of Directors by resolution may delegate to any of its members or to any of the executive officers of the Company the powers described in paragraph (a) of this Article 3.4 either with respect to a particular transaction or in general.

Article 3.5 Time, Place and Notice of Meeting

            (a) Immediately after the Annual Meeting of Shareholders in each year there shall be held a meeting of such of the Directors as are then present (provided they shall constitute a quorum) without further notice, for the election and/or appointment of officers of the Company, and the transaction of such other business as may come before {then.} [them.]

            {(b)  Regular meetings of the Board of}

            [(b) The] Directors may {be held} [meet together] at {such} [any] place[,] within the United States of America {or the Republic of South Africa}[, South Africa or any other jurisdiction in the world] at such time and upon notice, if any, as the Board of Directors may by resolution, from time to time, determine.

            (c) Any meeting of the Board of Directors convened otherwise than in conformity with the foregoing provisions of this Article
                  3.5 shall be a Special Meeting.

            (d) Special Meetings of the Board may be called at any time by the Chairman or the Deputy Chairman or any two Directors and notice specifying the place, day and hour of each such meeting shall be served upon each of the Directors or left at his usual residence or place of business, or shall be mailed, postage prepaid, or sent by telegram or cable, addressed to each of the Directors at his address as it appears on the books of the Company, at least 2 (two) days prior to the date fixed for such meeting. If the address of any Director does not appear in the books of the Company then such notice shall be mailed to such Director at such address as the person sending the notice may consider to be the most likely to result in such notice promptly reaching such Director. Any Special meeting so called may be held at the head office of the Company or any other place, within or without the Republic of South Africa, which shall have been approved by resolution of the Directors.

            (e) Special Meetings of the Board of Directors may be held at any time and place and for any purpose without notice when all of the Directors are present or when all Directors not present shall have, in writing, waived notice of the holding of such meeting. All or any of the Directors may waive notice of any meeting either before or after the meeting is held.

Article 3.6 Resignations, Vacancies, Additional Directors

      Any Director may at any meeting of the Directors tender his resignation and the remaining Directors may at such meeting accept the same and forthwith fill the vacancy thereby created. In case of a vacancy occurring in the Board of Directors between Annual Meetings of Shareholders called for the purpose of electing a Director or Directors, as a result of death, resignation, disqualification, an increase in the total number of Directors holding office at any time or other cause, the Directors then in office by the affirmative vote of a majority of such said remaining Directors shall have power to fill such vacancy, provided that immediately after filling such vacancy at least two-thirds of the Directors then holding office shall have been elected to such office by the Shareholders. In the event that at any time less than a majority of the Directors of the Company holding office at that time were so elected by the Shareholders a meeting of the Shareholders shall be held promptly as possible and in any event within 60 (sixty) days for the purpose of electing Directors to fill any existing vacancies in the Board of Directors unless the Commission shall by order extend such period. (Investment Company Act, S.16(a).)

BY-LAW FOUR: OFFICERS

Article 4.1 Executive Officers

      The Executive Officers of the Company shall be the Chairman of the Board, the Deputy Chairman, a Treasurer and a Secretary and such other officers as the Board of Directors may approve, including one or more Vice-Presidents. There may also be appointed as Executive Officers one or more Assistant Secretaries and/or Assistant Treasurers. Such Officers shall be elected or appointed by the Board of Directors at its first meeting after the First General Meeting of Shareholders and thereafter at the First Meeting of the Board of Directors after each Annual Meeting of Shareholders and such Officers of the Company shall hold office until their successors are chosen and qualified in their stead. There may also be appointed such other officers as the Board of Directors may, from time to time, deem necessary. Such officers shall respectively perform such duties, in addition to those specified in the By-Laws of the Company as shall, from time to time, be prescribed by the Board of Directors. A majority of the officers, including the Chairman of the Board, shall at all times be citizens and residents of the United States of America.

Article 4.2 Chairman of the Board

      The Chairman of the Board shall be chosen from among the Directors. He shall preside at all meetings of the Shareholders and at all meetings of the Board of Directors at which he shall be present and shall be ex officio a member of all committees of the Board of Directors. He shall be the chief executive officer of the Company and have the direction and control of the general policies of the Company and may require all officers, whether elected or appointed, to report to him, in writing or otherwise, either generally or in respect to any particular matter or matters relating to the affairs of the Company. He shall have such other powers and perform such other duties as may be assigned to him from time to time by the Board of Directors. In the performance of all his duties and the exercise of all his powers, he shall be responsible solely to the Board of Directors.

Article 4.3 Deputy Chairman

      The Deputy Chairman shall be chosen from among the Directors. In the {-}absence of the Chairman of the Board, he shall preside at all meetings of the Shareholders and at all meetings of the Board of Directors and shall exercise the powers and perform the duties of the Chairman of the Board. Subject to such direction and control as the Chairman of the Board may exercise, the Deputy Chairman shall exercise a general control of and supervision over the Company's affairs. He shall have such other powers and duties as the Board of Directors may, from time to time, determine.

Article 4.4 Treasurer and Assistant Treasurers

      (a) The Treasurer shall have general-charge of the finances of the Company. He shall render to the Board of Directors, whenever directed by the Board, an account of the financial condition of the Company and of all his transactions as Treasurer, and as soon as possible after the close of each financial year he shall make and submit to the Board of Directors a like report for such financial year. He shall have charge and custody of and be responsible for the keeping of the books of account required under the Companies Act. He shall perform all the acts incidental to the office of Treasurer, subject to the control of the Board of Directors.

      (b) Assistant Treasurers may perform any of the duties of the Treasurer.

Article 4.5 Secretary and Assistant Secretaries

            (a) The Secretary shall attend to the giving and service of all notices of the Company and shall keep the minutes of all meetings of the Shareholders and of the Board of Directors in a book or books to be kept for that purpose. He shall keep in safe custody the seal of the Company. He shall have charge of the records of the Company including books containing the names and addresses of the Shareholders and members of the Board of Directors of the Company, together with copies of all reports made by the Company, and such other books and papers as the Board of Directors may direct. He shall be responsible for the keeping and filing of all books, reports, certificates and other documents required by law to be kept and filed by the Company. He shall perform such other duties as appertain to his office or as may be required by the Board of Directors. Whenever the Secretary shall also be the Treasurer he may at the option of the Board be designated the "Secretary-Treasurer". [The Company may engage a service provider to assist the Secretary in performing the services described herein.]

            (b)   Assistant Secretaries may perform the duties of the Secretary.

Article 4.6 Removal

      The Board of Directors, by an affirmative vote of the majority of the Board, may remove any or all of the Executive Officers or other officers or employees, either with or without cause, at any meeting called for that purpose and may elect or appoint others in their place or places.

      {Any officer or employee of the Company not being an Executive Officer or a member of the Board may also be discharged, either with or without cause, by the Chairman or Deputy Chairman or Managing Director. If, however, there be no cause for such removal or discharge and there be a special contract derogating from the provisions of this Article 4.6 such removal or discharge shall be subject to the provisions of such contract.

Article 4.7  Remuneration

      The remuneration of all Executive Officers of the Company shall be fixed from time to time by resolution of the Board of Directors.

Article 4.8  Employees to be Bonded

      When and so long as the Company shall be registered under the Investment Company Act, any officer or employee of the Company who may singly, or jointly with others, have access to securities or funds of the Company, either directly or through authority to draw upon such funds or to direct generally the disposition of such securities, shall be bonded by a reputable fidelity insurance company against larceny and embezzlement in such reasonable minimum amounts as may be prescribed by the Board of Directors in accordance with the Investment Company Act and the rules and regulations thereunder.

Article 4.9 Duties and Liabilities of Certain Stockholders, Officers, Directors, etc.

      Every shareholder who is directly or indirectly the beneficial owner of more than ten per centum of any class of outstanding securities (other than short term paper) of which the Company is the issuer or who is an officer, director, member of an advisory board, investment adviser or affiliated person of an investment adviser of the Company, shall in respect of his transactions in any such securities be subject to the same duties and liabilities as those imposed by Section 16 of the Securities Exchange Act of 1934 of the Untied States of America upon certain beneficial owners, directors and officers in respect of their transactions in certain equity securities. (Investment Company Act, S.30(f).)}

BY-LAW FIVE: CAPITAL STOCK CERTIFICATES AND TRANSFERS

Article 5.1 Transfer Regulations and Restrictions

      The Board of Directors may make regulations generally, from time to time, with reference to the transfer and transmission of the shares in the capital stock of the Company, provided, that when and so long as the Company shall be registered under the Investment Company Act, it shall not restrict the transferability or negotiability of any shares of its capital stock except in conformity with the statements with respect thereto contained in its registration statement under said Act or in contravention of such rules and regulations as the Commission may prescribe in the interests of the holders of all of the outstanding securities of the Company. (Investment Company Act, S.22(f).)

BY-LAW SIX[:] ACCOUNTS, AUDIT AND REPORTS

Article 6.1 Accounts

            (a) The Directors shall cause to be kept proper books of account with respect to all sums of money received and expended by the Company and the matters in respect of which such receipts and expenditures take place, all sales and purchases of goods by the Company, the assets and liabilities of the Company and all other financial transactions affecting the financial position of the Company.

            (b) The books of account shall be kept at the head office of the Company or at such other place in the Republic of South Africa as the Directors think fit, and shall at all times be open to inspection by the Directors.

            (c) In case the operating accounts of the Company are kept at some place outside the Republic of South Africa, there shall be kept at the head office of the Company such comprehensive records as shall enable the Directors to ascertain with reasonable accuracy the financial position of the Company at the end of each three months period.

Article 6.2 Audit

            (a) At least once in every financial period the accounts of the Company shall be examined and the correctness of the Statement of Income and Expenditures and of the Balance Sheet ascertained by its Auditor or Auditors.

            (b) The appointment, rights and duties of the Auditor or Auditors of the Company shall be regulated by the Companies Act, provided, that, when and so long as the Company shall be registered under the Investment Company Act, it shall have as one of its Auditors an independent public accountant or a firm of independent public accountants qualified to act as an independent public accountant for the Company under the said Act and the rules thereunder and regularly doing all or a substantial portion of their business in the United States of America and having a permanent office and place of business therein, who shall sign and certify financial statements filed by the Company with the Commission, whose certificates or reports of such financial statements shall be addressed both to the Board of Directors and to the security holders and whose selection and employment shall be subject to the following conditions:

                  (1) Such accountant or accountants shall have been {approved} [selected], at a meeting held within 30 (thirty) days before or after the beginning of the financial year of the Company {, by }[or before the Annual Meeting of Shareholders in that calendar year, by the vote, cast in person, of] a majority of those members of the Board of Directors who are not investment advisers of, {or} affiliated persons of an investment adviser of, {or} officers[,] or employees of {,} the Company.

                  (2) The selection of {such} [the independent] accountant {or accountants} shall have been {made or ratified at the}[submitted for ratification or rejection at the next succeeding] Annual Meeting of Shareholders {held in such financial year, if such meeting be held, except that any} [in that fiscal year. Any] vacancy occurring between Annual Meetings, due to the death or resignation of {such} [the] accountant {or accountants}, may be filled by the {Board of Directors.} [vote, cast in person at a meeting called for the purpose of voting on such action, of a majority of those members of the Board of Directors who are not investment advisers of, affiliated persons of an investment adviser of, officers, or employees of the Company.]

                  (3) The employment of such accountant or accountants shall have been conditioned upon the right of the Company by vote of a majority of the outstanding voting securities at any meeting called for the purpose to terminate such employment forthwith without any penalty, provided, that if the employment of such accountant or accountants be so terminated, the vacancy so occurring may be filled by a vote of a majority of the outstanding voting securities, either at the meeting at which the termination occurred or if not so filled then at a subsequent meeting which shall be called for the purpose. (Investment Company Act, S-32(a).)

Article 6.3 Reports to Shareholders

      When and so long as the Company shall be registered under the Investment Company Act, it shall transmit to its Shareholders, at least semi-annually, reports containing such of the following information and financial statements or their equivalent, as of a reasonably current date, as the Commission may prescribe by rules and regulations for the protection of investors, which reports shall not be misleading in any material respect in the light of the reports required to be filed pursuant to Article 6.4 hereof:

                  (1) a balance sheet accompanied by a statement of the aggregate value of investments on the date of such balance sheet;

                  (2) a list showing the amounts and values of securities owned on the date of such balance sheet;

                  (3) a statement of income, for the period covered by the report, which shall be itemized at least with respect to each category of income and expense representing more than 5% (five per centum) of the total income or expense;

                  (4) a statement of surplus, which shall be itemized at least with respect to each charge or credit to the surplus account which represents more than 5% (five per centum) of the total charges or credits during the period covered by the report;

                  (5) a statement of the aggregate remuneration paid by the Company during the period covered by the report (A) to all directors and to all members of any advisory board for regular compensation; (B) to each director and to each member of an advisory board for special compensation; (C) to all officers; and (D) to each person of any officer or director of the Company is an affiliated person; and

                  (6) a statement of the aggregate dollar amounts of purchases and sales of investment securities, other than Government securities, made during the period covered by the report;

      Provided, that if in the judgment of the Commission any items required under this Article 6.3 is inapplicable or inappropriate, the Commission may by rules and regulations permit in lieu thereof the inclusion of such item of a comparable character as it may deem applicable or appropriate. (Investment Company Act, S.30(d).)

Article 6.4 Reports to Commission

            (a) When and so long as the Company shall be registered under the Investment Company Act, it shall file annually with the Commission such information, documents and reports as investment companies having securities registered on a national securities exchange are required to file annually pursuant to Section 13(a) of the Securities Exchange Act of 1934 of the United States of America and the rules and regulations issued thereunder. (Investment Company Act, S.30(a).)

            (b) When and so long as the Company shall be registered under the Investment Company Act, it shall file with the Commission

                  (1) such information and documents (other than financial statements) as the Commission may require, on a semi-annual or quarterly basis, to keep reasonably current the information and documents contained in the registration statement of the Company under the Investment Company Act, and

                  (2) copies of every periodic or interim report or similar communication containing financial statements and transmitted to any class of the Company's security holders such copies to be filed not later than 10 (ten) days after such transmission;

provided, that any information or documents contained in a report or other communication to security holders filed pursuant to sub-paragraph (2) of this paragraph (b) may be incorporated by reference in any report subsequently or concurrently filed pursuant to sub-paragraph (1) of this paragraph (b). (Investment Company Act, S.30(b).)

Article 6.5 Auditors' Certificate

      Financial statements contained in annual reports required by Articles 6.3 and 6.4 hereof shall, if required by the rules and regulations of the Commission, be accompanied by a certificate of independent public accountants. The certificate of such independent public accountants shall be based upon an audit not less in scope or procedures followed than that which independent public accountants would ordinarily make for the purpose of presenting comprehensive and dependable financial statements, and shall contain such information as the Commission may prescribe, by rules and regulations in the public interest or for the protection of investors, as to the nature and scope of the audit and the findings and opinion of the accountants. Each such report shall state that such independent public accountants have verified securities owned, either by actual examination, or by receipt of a certificate from the Custodian of the Company's assets, as the Commission may prescribe by rules and regulations. (Investment Company Act, {S.30(e).)} [S.30(g).)]

Article 6.6 Maintenance of Records

      When and so long as the Company shall be registered under the Investment Company Act, it shall maintain and preserve for such period or periods as the Commission may prescribe by rules and regulations, such accounts, books, and other documents as constitute the record forming the basis for financial statements required to be filed by Article 6.3 and 6.4 hereof, and of the auditors' certificates relating thereto. All such accounts, books and other records shall be subject at any time and from time to time to such reasonable periodic, special, and other examinations by the Commission, or any member or representative thereof, as the Commission may prescribe. The Company shall furnish to the Commission, within such reasonable time as the Commission may prescribe, copies of or extracts from such records as may be prepared without undue effort, expense, or delay, as the Commission may by order require. (Investment Company Act, S.31(a) and S.31(b).)

Article 6.7 Commission Rules as to Uniformity

      Unless exempted by order of the Commission, the Company shall, when and so long as it shall be registered under the Investment Company Act, maintain its accounting[,] records and prepare the financial statements required by Articles
6.3 and 6.4 hereof in accordance with such rules and regulations as may be issued by the Commission, in the public interest or for the protection of investors, providing for a reasonable degree of uniformity in the accounting policies and principles to be followed by registered investment companies in the maintenance and preparation of such records and statements. (Investment Company Act, S-31(c) and S-31(d).)

Article 6.8 Participation by Officers and Employees

      The officers and employees of the Company, if any, who may participate in the preparation of any financial statement of the Company to be filed with the Commission shall be selected by the Board of Directors. Any such selection may be general or confined to specific instances or individuals. (Investment Company Act, S.32(b).)

BY-LAW SEVEN: CUSTODIAN

Article 7.1 Maintenance of Funds, Duplicate Records etc., in United States

      The Company shall place and at all times maintain {its funds, all securities and similar investments owned by it and} a duplicate set of all its books and records (including account books reflecting all portfolio transactions, minute books, stock ledger books, and corporate proceedings) in the United States of America in the custody of a Custodian. {Notwithstanding the forgoing, the Company may maintain (i) with an Eligible Foreign Custodian or an overseas branch of a Qualified U.S. Bank located in the Republic of South Africa, cash in an amount not to exceed $200,000 as the appropriate officers of the Company may consider necessary for immediate cash requirements, (ii) with an Eligible Foreign Custodian or an overseas branch of a Qualified U.S. Bank located in the Republic of South Africa, and denominated investment} [The Company shall place and at all times maintain at least 5% of its assets in the U.S. in the custody of a U.S. Bank ("5% Requirement"). The Company's remaining assets (which may include U.S. dollars invested in time deposits and bank certificates of deposit) will be kept in the custody of a U.S. custodian, except:

            (a) subject to the 5% Requirement, up to 100% of securities eligible to be held in a South African Central Securities Depository ("CSD") may be kept in the CSD through its Custodian and subcustodian;

            (b) $200,000 may be kept in cash to cover administrative expenses, to be kept in a checking account with a South African bank;

            (c) up to 3% of its assets may be kept in South Africa in short-term rand-denominated investments] issued or guaranteed by the Republic of South Africa; {having a value not exceeding three percent of the value of the Company's total assets,
                  (iii) with an Eligible Foreign Custodian or an overseas branch of a Qualified U.S. Bank located in the Republic of South Africa, funds deposited in rand denominated accounts, which may bear interest, having an aggregate value not exceeding five percent of the value of the Company's total assets, and
                  (iv) with a Custodian or subcustodian located in any country in which an established securities exchange is located,} [;and

            (d) up to 5% of its assets may be kept in rand-denominated interest bearing bank accounts with "eligible foreign custodians" or "overseas branches of qualified United States banks," as those terms are defined in Rule 17f-5 under the Investment Company Act (as it may be amended).

      The Company will settle its purchases and sales of portfolio securities in the U.S. by use of the mails or means of interstate commerce, except for: (a) purchases and sales on an "established securities exchange" and (b) purchases and sales, through the Company's Custodian or Custodian's agent, in South Africa of South African Treasury Bills from or to the South African Treasury, South African Reserve Bank securities, or CSD-eligible securities. Assets purchased on an Established Exchange will be maintained in the U.S. with the Custodian, unless prohibited by law or regulation or financially impracticable. If removal of] securities purchased on {such exchange having a value not exceeding five percent of the value of the Company's total assets} [the Established Exchanges becomes either prohibited by law or regulation or financially impracticable, up to 5% of the Company's assets may be held by an eligible foreign custodian or overseas branch of the custodian in each of London, Japan, Australia, Switzerland, and Canada. The Company will withdraw its assets from the care of a subcustodian as soon as practicable, and in any event within 180 days of the date when a majority of the Board of Directors makes the determination that a particular subcustodian may no longer be considered eligible under Rule 17f-5 of the Investment Company Act, as it may be amended, or may no longer be considered an overseas branch of the Custodian, or that continuance of the subcustodian arrangement would not be consistent with the best interests of the Company and its shareholders]. (Investment Company Act, S.17(f)).

      [Notwithstanding anything to the contrary in this Section 7.1, the Company shall at all times maintain its assets in conformity with any order issued by the Commission.]

Article 7.2 Qualifications, Appointements, etc.

      The Custodian shall be a bank, as defined in paragraph (5) of Section 2(a) of the Investment Company Act, having the qualifications prescribed in paragraph
(1) of Section 26(a) of the Investment Company Act. The Custodian shall be appointed from time to time by the Board of Directors which shall fix its remuneration and the conditions under which it shall act which shall be set forth in a contract which shall provide, amongst other things, that the Custodian will (i) consummate all purchases and sales of securities by the Company (other than (a) purchases and sales on an established securities exchange, (b) purchases and sales of {rend} [rand] denominated investments issued or guaranteed by the Republic of South Africa, and (c) the exercise, if the {United States Securities and Exchange} Commission so permits, of rights issued to the Company as a shareholder or other companies for the purchase of securities) through the delivery of securities and receipt of cash, or vice versa as the case may be, within the United States, and (ii) consummate all purchases and sales of gold or certificates of deposit for gold by the Company through the delivery of such certificates and receipt of cash, or vice versa as the case may be within the United States, and (iii) distribute the Company's assets, or the proceeds thereof, to the Company's creditors and shareholders, upon service upon the Custodian of an order of the Commission or a court of competent jurisdiction directing such distribution as provided in the Undertakings and Agreements of the Company in paragraphs (3) and (5) of Section V of the Company's Application for order Permitting Registration under the Investment Company Act. The Custodian may appoint one or more subcustodians located outside the United States of America to hold assets which, pursuant to
Article 7.1 of these By-Laws, may be maintained by the Company outside of the United States of America. Any such subcustodian shall either be an eligible foreign custodian, as such term is defined in the rules and regulations of the United States Securities and Exchange Commission, an overseas branch of the Custodian or a subcustodian otherwise approved by the {United States Securities and Exchange} Commission. The Custodian and any such subcustodians shall act as trustees of, and maintain in their sole custody in the United States or in such other jurisdiction as may be permitted by Article 7.1 of these By-Laws, all the Company's securities and cash. No conditions under which the Custodian under which the Custodian shall act fixed by the Board of Directors shall authorize or permit the directors, officers, employees or agents of the Company to withdraw any of the securities or similar investments of the Company upon the mere receipt of such directors, officers, employees or agents. (Investment Company Act, S.11(f).)

BY-LAW EIGHT: INELIGIBILITY OF CERTAIN PERSONS

Article 8.1 Ineligibility {or}[of] Officer, Director, etc.

      Except to the extent permitted by an order of exemption of the Commission, the following persons shall not be eligible to serve or act in the capacity of officer, director, member of an advisory board, investment adviser, depositor or principal underwriter of the Company at any time while the Company shall be registered under the Investment Company Act:

                  (1) any person who at any time has been convicted of any felony or misdemeanor involving the purchase or sale of any security or arising out of such person's conduct as an underwriter, broker, dealer, or investment adviser, or as an affiliated person, salesman, or employee of any investment company, banking institution or insurance company;

                  (2) any person who, by reason of any misconduct, is permanently or temporarily enjoined by order, judgment or decree of any court of competent jurisdiction from acting as an underwriter, broker, dealer, or investment adviser, or as an affiliated person, salesman, or employee of any investment company, banking institution, or insurance company, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security; or

                  (3) subject however to the provisions of {Section 68 (bis) of} the Companies Act {1926 (as amended)} a company any affiliated person of which is ineligible, by reason of paragraph (1) or (2) of this Article 8.1, to serve or act in the foregoing capacities. (Investment Company Act, S.9(a).)

      For the purposes of paragraphs (1), (2) and (3) of this Article 8.1 the term "investment adviser" shall include an investment adviser as defined in
Section 202(11) of the Investment Advisers Act of 1940 of the United States of America.

Article 8.2 Ineligibility as Broker, Underwriter, etc.

            (a) When and so long as the Company shall be registered under the Investment Company Act, it shall not

                  (1) employ as a regular broker any director, officer, or employee of the Company, or any person of which any such director, officer, or employee is an affiliated person, unless a majority of the Board of Directors of the Company shall be persons who are not such brokers or affiliated persons of any of such brokers;

                  (2) use as a principal underwriter of securities issued by it any director, officer, or employee of the Company or any person of which any such director, officer, or employee is an affiliated person, unless a majority of the Board of Directors of the Company shall be persons who are not such principal underwriters or affiliated persons of any of such principal underwriters; or

                  (3) have as director, officer, or employee any investment banker, or any affiliated person of an investment banker, unless a majority of the Board of Directors of the Company shall be persons who are not investment bankers or affiliated persons of any investment banker. (Investment Company Act, S.10(b).)

            (b) If by reason of the death, disqualification, or bona fide resignation of any Director or Directors, the requirements of paragraph (a) of this Article 8.2 shall not be met, the operation of such requirements shall be suspended for a period of 30 (thirty) days if the vacancy or vacancies may be filled by action of the Board of Directors, and for a period of 60 (sixty) days if a vote of Shareholders is required to fill the vacancy or vacancies, or for such longer period as the Commission may prescribe, by rules and regulations upon its motion or by order upon application, as not inconsistent with the protection of investors. (Investment Company, Act, S.10(e).)

BY-LAW NINE: TRANSACTIONS WITH AFFILIATES

Article 9.1 Restrictions on Purchases{.}[,] Sales{.}[,] Loans, etc.

            (a) Except to the extent that the Commission may, by rules and regulations upon its motion or by order upon application, have exempted a transaction or classes of transactions from any of the provisions of {subsection (f) of} Section 10 of the Investment Company Act or may otherwise permit, the Company shall not, when and so long as it shall be registered under the Investment Company Act, knowingly purchase or otherwise acquire, during the existence of any underwriting or selling syndicate, any security (except a security of which the Company is the issuer) a principal underwriter of which is an officer, director, member of an advisory board, investment adviser, or employee of the Company, or is a person of which any such officer, director, member of an advisory board, investment adviser, or employee is an affiliated person. (Investment Company Act, S.10(f).)

            (b) Except to the extent permitted by an order of exemption issued by the Commission, the Company, when and so long as it shall be registered under the Investment Company Act, shall not itself, nor shall it permit any company controlled by it, to

                  (1) knowingly purchase any security or other property from any affiliated person or promoter of or principal underwriter for the Company, or any affiliated person of such a person, promoter, or principal underwriter, acting as principal, unless such purchase involves solely

                        (i)   securities of which the buyer is the issuer, or

                        (ii) securities of which the seller is the issuer and which are part of a general offering to the holders of a class of its securities; or

                  (2) knowingly sell any security or other property (except securities of which the seller is the issuer) to any affiliated person or promoter of or principal underwriter for the Company or any affiliated person of such a person, promoter, or principal underwriter, acting as principal; or

                  (3) lend money or other property (unless the borrower is controlled by the lender) to any affiliated person or promoter of or principal underwriter for the Company, or any affiliated person of such a person, promoter, or principal underwriter, acting as principal, except to a company which owns all of the outstanding securities of the Company other than directors' qualifying shares; or

                  (4) make any purchase or sale of any property if, to the knowledge of the Company, any affiliated person of the Company, or any affiliated person of such person, acting as agent, is to accept from any source any compensation (other than a regular salary or wages from the Company) for such purchase or sale, unless such purchase or sale is in the course of such person's business as an underwriter or broker; or

                  (5) make any purchase or sale of securities if, to the knowledge of the Company, any affiliated person of the Company, or any affiliated person of such person, acting as broker, is to receive from any source a commission, fee, or other remuneration for effecting such transaction which exceeds (i) the usual and customary broker's commission if the sale is effected on a securities exchange, or (ii) two per cent (2%) of the sales price if the sale is effected in connection with a secondary distribution of such securities, or (iii) one per cent (1%) of the purchase or sale price of such securities if the sale is otherwise effected unless the Commission shall, by rules and regulations or order in the public interest and consistent with the protection of investors, permit a larger commission.

      Nothing in this Article 9.1 shall, however, prevent the Company from purchasing from any person merchandise sold in the ordinary course of such person's business or from entering into a lessor-lessee relationship with any person and receiving or furnishing the services incidental thereto, (Investment Company Act, S.17(a), S.17(b), S.17(c) and S.17(e) and S.21(b).)

Article 9.2 Participation with Affiliates

      When and so long as the Company any shall be registered under the Investment Company Act; the Company shall not itself, nor shall it permit any company controlled by it, to be a joint or a joint and several participant with any affiliated person of or principal underwriter for the Company or any affiliated person of such person or principal underwriter in any transaction effected by such person, principal underwriter or affiliated person as principal, in contravention of such rules and regulations as the Commission may prescribe for the purpose of limiting or preventing participation by the Company or such controlled company on a basis different from or less advantageous than that of such other participant. Nothing contained in this Article 9.2 shall be deemed to preclude any such controlled company from participating in any underwriting syndicate or other group of which any affiliated person is acting as manager, merely because such person is receiving compensation for so acting. (Investment Company Act, S.17(d).)

BY-LAW TEN: INVESTMENT POLICY

Article 10.1 Diversity--Acquisition of Affiliates

      When and so long as the Company shall be registered under the Investment Company Act, it shall not knowingly acquire or continue directly or indirectly to own, control or hold with power to vote, any security in contravention of any rules or orders of the Commission or any security in contravention of the following restrictions:

                        So long as the Company shall be registered under the Investment Company Act, neither it nor any company or companies controlled by it will purchase or otherwise acquire any security issued by or any other interest in the business of (1) any other investment company of which the Company or any company or companies controlled by the Company shall not at the time of such purchase or acquisition own in the aggregate at least 25% (twenty-five per centum) of the total outstanding voting stock, if the Company and any company or companies controlled by it own in the aggregate or as a result of such purchase or acquisition will own in the aggregate more than 5% (five per centum) of the total outstanding voting stock of such other investment company if the policy of such other investment company is the concentration of investments in a particular industry or group of industries, or more than 3% (three per centum) of the total outstanding voting stock of such other investment company if the policy of such other investment company is not the concentration of investments in a particular industry or group of industries, except a security received as a dividend or as a result of an offer of exchange approved pursuant to
                        Section 11 of the Investment Company Act or of a plan of reorganization of any company (other than a plan devised for the purpose of evading the foregoing provisions) or
                        (2) any insurance company of which the Company or any company or companies controlled by it shall not at the time of such purchase or acquisition own in the aggregate at least 25% (twenty-five per centum) of the total outstanding voting stock, if the Company and any company or companies controlled by it own in the aggregate or as a result of such purchase or acquisition will own in the aggregate more than 10% (ten per centum) of the total outstanding voting stock of such insurance company, except a security received as a dividend or as a result of a plan of reorganization of any company (other than a plan devised for the purpose of evading the foregoing provisions). (Investment Company Act S.12(d)(1) and S.12(d)(2).) {Anything to the contrary in this Article notwithstanding, the Company may operate as a non-diversified management company within the meaning of the Investment Company Act during any period before the close of business on March 31, 1959 and during any such period when it is operating as a non-diversified management company, the restrictions contained in clause
                        (a) above shall not be applicable to the Company.}

Article 10.2 Changes in Investment Policy

      When and so long as the Company shall be registered under the Investment Company Act, {it shall not,} unless authorized by a vote of {a majority of its members} [the lesser of (1) more than 50% of the outstanding voting securities of the Company; or (2) 67% or more of the outstanding voting securities of the Company at a shareholders meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, the Company shall not:]

                  (1) change the nature of its business so as to cease to be an investment company;

                  (2)   change from a closed-end company to an open-end company;

                  (3) change from {a diversified company to} a non-diversified company [to a diversified company];

                  (4) borrow money, issue senior securities, underwrite securities issued by other persons, purchase or sell real estate or commodities or make loans to other persons, except that in each case in accordance with the recitals of policy contained in its registration statement under the Investment Company Act in respect thereto; {or}

                  (5) deviate from its policy in respect of concentration of investments in any particular industry or group of industries {(}as recited in its registration statement {)} under the Investment Company Act{,}[;] or

                  [(6)] deviate from any [of the] fundamental {policy}
                        [policies] recited in its registration statement. (Investment Company Act, S.5, and S.13(a).)

BY-LAW ELEVEN: INVESTMENT ADVISERS AND PRINCIPAL UNDERWRITERS

Article 11.1 Investment Advisers

      The Company, upon a resolution of the Board of Directors, may from time to time enter into one or more investment advisory contracts, provided, that, so long as the Company shall be registered under the Investment Company Act, it shall not engage any person to serve or act as investment adviser of the Company, except pursuant to a written contract which has been approved by the vote of a majority of the outstanding voting securities of the Company and which

                  (1) precisely describes all compensation to be paid thereunder;

                  (2) shall continue in effect for a period more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Company;

                  (3) provides, in substance, that it may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of the Company on not more than 60 (sixty) days' written notice to the investment adviser;

                  (4) provides, in substance[,] for [its] automatic termination in the event of its assignment {by the investment adviser};

                  (5)   provides that

                        (i) the investment adviser shall maintain in the United States and preserve therein for such period or periods as the Commission shall prescribe by rules and regulations applicable to the investment advisers of investment companies registered under the Investment Company Act, such accounts, books, and other documents as are necessary or appropriate to record the transactions of the investment adviser with the Company;

                        (ii) such amounts, books and other records shall be subject at any time and from time to time to such reasonable periodic, special, and other examinations by the Commission, or any member or representative thereof, as the Commission may prescribe;

                        (iii) the investment adviser shall furnish to the
                              Commission, within such reasonable time as the Commission may prescribe, copies of or extracts from such records which may be prepared without undue effort, expense, or delay, as the Commission may by order require; and

                  (6) contains no provision which protects or purports to protect the investment adviser against any liability to the Company or its security holders to which such investment adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence, in the performance of its duties, or by reason of the reckless disregard by such investment adviser of its obligations and duties under such contract. (Investment Company Act S.15(a), S.17(i), S.31(a) and S.31(b).)

Article 11.2 Principal Underwriters

            (a) The Company, upon a resolution of the Board of Directors, may employ one or more principal underwriters to offer for sale, sell, or deliver after sale any security of which the Company is the issuer, provided, that each such principal underwriter is a citizen and resident of the United States of America or a corporation, partnership or association which is organized under the laws of one of the United States of America and is resident and having its principal place of business in the United States of America and is a member in good standing of a securities association registered under Section 15A of the Securities Exchange Act of 1934 of the United States of America.

            (b) The contract or agreement under which such principal underwriter undertakes to act for the Company shall contain no provision which protects or purports to protect the principal underwriter against any liability to the Company or its security holders to which such principal underwriter would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of the reckless disregard by such principal underwriter of its obligations and duties under such contract or agreement. (Investment Company Act, S.17(i).)

Article 11.3 Approval by Independent Directors or by Stockholders

      In addition to the requirements of Article 11.1 and 11.2 hereof the Company shall not enter into, renew, or perform any contract or agreement, written, or oral, whereby a person undertakes regularly to serve or act as investment adviser of the Company, unless the terms of such contract or agreement, and any renewal thereof have been approved (1) by a majority of the Directors who are not parties to such contract or agreement or affiliated persons of any such party, or (2) by the vote of a majority of the outstanding voting securities of the Company. (Investment Company Act, S.15(c).)

Article 11.4 Exclusions of Advisory Board

      Nothing contained in this By-Law Eleven shall be deemed to require or contemplate any action by an advisory board, if any, of the Company or by any of the members of such a board. (Investment Company Act, S.15(f).)

BY-LAW TWELVE: PROXIES, VOTING TRUSTS, CIRCULAR OWNERSHIP

Article 12.1 Solicitation of Proxies

      When and so long as the Company is registered under the Investment Company Act, neither the Company nor any of its officers, directors, employees or investment advisers shall, by use of the United States mails or any means or instrumentality of interstate commerce, or otherwise, solicit or permit the use of its or his name to solicit any proxy or consent or authorization in respect of any security of which the Company is the issuer in contravention of such rules and regulations as the Commission may prescribe as necessary or appropriate in the public interest or for the protection of investors. (Investment Company Act, S.20(a).)

Article 12.2 Voting Trust Certificates

      When and so long as the Company is registered under the Investment Company Act, neither the Company nor any of its officers, directors, employees or investment advisers shall, by use of the United States mails or any means or instrumentality of interstate commerce, or otherwise, offer for sale, sell, or deliver after sale, in connection with a public offering, any voting trust certificate relating to any security of the Company. (Investment Company Act, S.20(b).)

Article 12.3 Cross-Ownership and Circular Ownership

            (a) The Company shall not purchase any voting security if, to the knowledge of the Company, cross-ownership or circular ownership exists, or after such acquisition will exist, between the Company and the issuer of such security. Cross-ownership shall be deemed to exist between two companies when each of such companies beneficially owns more than 3% (three per centum) of the outstanding voting securities of the other company. Circular ownership shall be deemed to exist between two companies if such companies are included within a group of three or more companies, each of which

                  (1) beneficially owns more than 3% (three per centum) of the outstanding voting securities of one or more other companies of the group; and

                  (2) has more than 3% (three per centum) of its own outstanding voting securities beneficially owned by another company, or by each of two or more other companies, of the group. (Investment Company Act, S.20(c).)

            (b) If such cross-ownership or circular ownership between the Company and any other company or companies shall come into existence (without the Company's knowledge) upon the purchase by the Company of the securities of another company, the Company shall, within one year, after it first knows of the existence of such cross-ownership or circular ownership, eliminate the same. (Investment Company Act, S.20(d).)

BY-LAW THIRTEEN: REORGANIZATIONS AND EXCHANGES

Article 13.1 Reorganizations

      When and so long as the Company is registered under the Investment Company Act, neither the Company nor any of its officers, directors, employees or investment advisers shall, by use of the United States mails or any means or instrumentality of interstate commerce, or otherwise, solicit or permit the use of its or his name to solicit any proxy, consent, authorization, power of attorney, ratification, deposit, or dissent in respect of any plan of reorganization of the Company unless a copy of such plan and any deposit agreement relating thereto and of any proxy, consent, authorization, power of attorney, ratification, instrument of deposit, or instrument of dissent in respect thereto is filed with, or mailed to, the Commission for its information within twenty-four hours after the commencement of any such solicitation. The Company may, and if so requested by the holders of 25% (twenty-five per centum) of any class of its outstanding securities, shall prior to any solicitation of security holders with respect to such plan of reorganization, request the Commission to render an advisory report in respect of the fairness of such plan and its effect upon any classes of security holders of the Company. The Company shall mail promptly a copy of such advisory report, if any is so rendered, to all its security holders affected by such plan, provided, that such advisory report shall have been received by the Company at least 48 (forty-eight) hours (not including Sundays and holidays) before final action is taken in relation to such plan at any meeting of security holders called to act in relation thereto, or any adjournment of any such meeting, or if no meeting be called, then prior to the final date of acceptance of such plan by security holders. (Investment Company Act, S.25.)

BY-LAW FOURTEEN: LIQUIDATION UPON CERTAIN CONTINGENCIES

Article 14.1 Liquidation Upon Certain Contingencies

      Any shareholder of the Company acting in good faith or the Commission shall have the right to initiate a proper proceeding before the Commission or a court of competent jurisdiction for the liquidation of the Company or the sale of its assets and the distribution of such assets or the proceeds thereof to shareholders and creditors in the event that the Commission or such court finds, after notice and opportunity for hearing, that the Company has ceased to be registered under the Investment Company Act, or has violated any provision of said Act, or has violated any provision of the order granted to the Company under Section 7(d) of said Act; {provided, that such ceasing to be registered, violation,} or other defect shall not have been cured by the Company within such period of time as shall be granted by the Commission or such courts for the protection of the best interest of the Company's shareholders.

BY-LAW FIFTEEN: CHANGES IN BY-LAWS AND MEMORANDUM OF ASSOCIATION

Article 15.1 Changes in By-Laws and Memorandum of Association

      When and so long as the Company shall be registered under the Investment Company Act, neither these By-Laws nor the Memorandum of Association of the Company may be changed in any manner inconsistent with the Investment Company Act and the rules and regulations thereunder and the undertakings and arrangements entered into with the Commission unless authorized by the Commission.

BY-LAW SIXTEEN: RESPONSIBILITY OF DIRECTORS

Article 16.1 Responsibility of Directors

      The Company shall indemnify each present and future director and officer of the Company against any costs, expenses and liabilities which may be imposed on or reasonably incurred by him in connection with any claim, action, suit or proceeding in which he may be involved by reason of his being or having been a director or officer of the Company (whether or not he continues to be a director or officer at the time of imposition of such costs or incurring of such expenses or liabilities), such costs, expenses and liabilities to include the cost to each director or officer of reasonable settlements. The foregoing right of indemnification shall not be exclusive of other rights to which any director or officer may be entitled as a matter of law, and shall enure to the benefit of the heirs, executors and administrators of any such director or officers, provided, however that nothing herein, nor any provision of the Memorandum of Association or Articles of the Company shall be deemed to protect or indemnify any director, officer or auditor of the Company against any liability to the Company or to its security holders to which he would otherwise be subject by reason of (i) the Investment Company Act and the Rules and Regulations of the Commission promulgated thereunder, including liability for the failure to enter into, or for the breach of, any agreement or undertaking entered into with, or pursuant to the direction of, the Commission or (ii) the Securities Act of 1933 and the Securities Exchange Act of 1934 of the United States of America or the Rules and Regulations of the Commission promulgated under both such Acts; or by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office, subject however to the requirements {of Section 70(sext)} of the {South African} Companies Act {of 1926.} (Investment Company Act, S.17(h).)

                                   ASA LIMITED
           This Proxy is Solicited on Behalf of the Board of Directors

P     The signer on the reverse side of this proxy, a shareholder of ASA
R Limited, hereby appoints Henry R. Breck and Lawrence G. Nardolillo, and O each of them, proxies with power of substitution, to vote at the Annual X Meeting of Shareholders of the Company to be held on February 15, 2001, Y and all adjournments thereof, all shares of the company standing in his name.

      The shareholder may here write the name of a proxy of his own choice to vote his shares __________________________________________________________

      __________________________________________________________________________

      The shareholder may here write the name of an alternate proxy ____________

      __________________________________________________________________________

      A majority of said proxies, or their substitutes, who shall be present and acting at said meeting (or in case but one shall be present and acting, then that one) shall have and may exercise all the powers of said proxies hereunder.

      Each shareholder entitled to vote at the meeting is entitled to appoint one or more proxies, who need not be shareholders, to attend the meeting and to vote and speak on his behalf.

                                                                     -----------
      Whether or not you expect to attend the meeting you are        SEE REVERSE
      requested to date and sign this proxy and mail it                 SIDE
      promptly in the enclosed envelope.                             -----------

                            ^ FOLD AND DETACH HERE ^

                                                     Annual
                                                     Meeting of
                                                     Shareholders
      ASA LIMITED
                                                     February 15, 2001, 10:00 am

                                                     Park Lane Hotel
                                                     36 Central Park South
                                                     New York, NY 10019

  -   Please mark your
  X   votes as in this
  -   example.                                              0224

This proxy when properly executed will be voted in the manner directed. In case no instructions are given as to any items set forth in this proxy, this proxy shall be deemed to grant authority to vote in favor of such items, and in the discretion of the proxies named herein, upon other matters that may properly come before the meeting.

          ---------------------------------------------------------------------
          The Board of Directors recommends voting "FOR" Proposals 1 through 5.
          ---------------------------------------------------------------------

INSTRUCTIONS

To vote against any                        FOR   AGAINST   ABSTAIN
individual cross his    1. To elect the    ---   -------   -------
name with an X; to         Company's
abstain strike a           Board of        ---   -------   --------
line through his           Directors
name.

Nominees for Director                                                FOR AGAINST ABSTAIN
  R.J.A. Irwin, H.R. Breck,      2.  To adopt a Special Resolution   --- ------- -------
  H.M. Conger, C.A. Crocker,         amending and restating the
  J.C. Farrell, J.G. Inglis,         Company's Articles of           --- ------- -------
  R.L. McCarthy, M.W. MacNaught,     Association.
  R.A. Pilkington, A.M. Rosholt

                                 3.  To change the Company's
                                     subclassification under the
                                     Investment Company Act of 1940
                                     from a diversified to a
                                     non-diversified company and
                                     eliminate fundamental
                                     investment restrictions related
                                     thereto.

                                     3A. To change the Company's     --- ------- -------
                                         subclassification under the
                                         Investment Company Act of   --- ------- -------
                                         1940 from a diversified to
                                         a non-diversified company.

                                     3B. To eliminate the            --- ------- -------
                                         fundamental investment
                                         restriction concerning the  --- ------- -------
                                         percentage of assets which
                                         the Company may invest in
                                         the securities of any one
                                         issuer.

                                     3C. To eliminate the            --- ------- -------
                                         fundamental investment
                                         restriction concerning the  --- ------- -------
                                         percentage of voting
                                         securities of any one
                                         issuer which the Company
                                         may acquire.

                                 4.  To eliminate one of the         --- ------- -------
                                     Company's fundamental
                                     investment restrictions         --- ------- -------
                                     concerning the concentration of
                                     its investments and amend
                                     another.

                                 5.  To ratify the selection of      --- ------- -------
                                     Arthur Andersen LLP as the
                                     Company's independent public    --- ------- -------
                                     accountants.


SIGNATURE(S) _______________________________________________ DATE ______________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
      When signing as Executor, Administrator, Trustee or Guardian, please give full title as such.

                            ^ FOLD AND DETACH HERE ^

                   IMPORTANT: PLEASE VOTE, DATE AND SIGN YOUR
                  PROXY AND RETURN IT IN THE ENVELOPE PROVIDED